       As filed with the Securities and Exchange Commission on September 7, 2005
                                              Securities Act File No. 333-127209
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                         Post-Effective Amendment No. 1

                               ING INVESTORS TRUST
               (Exact Name of Registrant as Specified in Charter)

         7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-992-0180
                  (Registrant's Area Code and Telephone Number)

                              Huey P. Falgout, Jr.
                              ING Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)

                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

                                 --------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

        It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended

--------------------------------------------------------------------------------

       Title of Securities Being Registered: Shares of Beneficial Interest

      No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the
                   Investment Company Act of 1940, as amended.

================================================================================

                       ING VP EMERGING MARKETS FUND, INC.
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                               September 23, 2005

Dear Variable Annuity Contract or
     Variable Life Insurance Policy Holder:

      The Board of Directors has called a Special Meeting of shareholders of ING VP Emerging Markets Fund, Inc. ("VP Emerging Markets Fund"), which is scheduled for 10:00 a.m., Local time, on November 10, 2005, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      The Board of Directors of VP Emerging Markets Fund has reviewed and recommends the proposed reorganization (the "Reorganization") of VP Emerging Markets Fund with and into ING JPMorgan Emerging Markets Equity Portfolio ("JP Morgan Emerging Markets Equity Portfolio") (each a "Portfolio", and collectively, the "Portfolios"). Both Portfolios are members of the mutual fund group called the "ING Funds."

      Shares of VP Emerging Markets Fund have been purchased at your direction by your insurance company ("Insurance Company") through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "Variable Contract"). Your Insurance Company, as the legal owner of that separate account, has been asked to approve the Reorganization. You, as an owner of a Variable Contract for which the Portfolios serve as investment options, are being asked by your Insurance Company for instructions as to how to vote the shares of VP Emerging Markets Fund to which you have allocated cash values under your Variable Contract. As such, this letter, and the accompanying Notice, combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") and voting instructions card are, therefore, being furnished to Variable Contract owners entitled to provide voting instructions with regard to the proposals to be considered at the Special Meeting.

      If the Reorganization is approved and consummated with respect to each Portfolio, the separate account in which you have an interest will own shares of JP Morgan Emerging Markets Equity Portfolio instead of shares of VP Emerging Markets Fund. The Reorganization would provide the separate account in which you have an interest with an opportunity to participate in a larger portfolio with substantially similar investment objectives and strategies. After careful consideration, the Board of Directors of VP Emerging Markets Fund unanimously approved this proposal and recommends shareholders vote "FOR" the proposal.

      A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to provide voting instructions by completing and returning the enclosed voting instructions card in the envelope provided at your earliest convenience. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES ATTRIBUTABLE TO YOUR VARIABLE CONTRACT. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND PROVIDE VOTING INSTRUCTIONS. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN NOVEMBER 9, 2005. VP Emerging Markets Fund is using Computershare Fund Services, a proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Computershare Fund Services, reminding you to exercise your right to provide voting instructions. We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                           Sincerely,

                                           /s/ James M. Hennessy,
                                           -----------------------
                                           James M. Hennessy,
                                           President and Chief Executive Officer

                      (This page intentionally left blank)

                       ING VP EMERGING MARKETS FUND, INC.
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         OF ING VP EMERGING MARKETS FUND
                         SCHEDULED FOR NOVEMBER 10, 2005

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of ING VP Emerging Markets Fund Inc. ("VP Emerging Markets Fund") is scheduled for November 10, 2005 at 10:00 a.m, Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

      (1) To approve an Agreement and Plan of Reorganization by and among VP Emerging Markets Fund and ING JPMorgan Emerging Markets Equity Portfolio ("JP Morgan Emerging Markets Equity Portfolio"), providing for the reorganization of VP Emerging Markets Fund with and into JP Morgan Emerging Markets Equity Portfolio; and

      (2) To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

      Shareholders of record as of the close of business on August 16, 2005, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to VP Emerging Markets Fund or by voting in person at the Special Meeting.

                                          By Order of the Board of Directors

                                          /s/ Huey P. Falgout, Jr.
                                          ------------------------
                                          Huey P. Falgout, Jr.
                                          Secretary

September 23, 2005

                      (This page intentionally left blank)

                       ING VP EMERGING MARKETS FUND, INC.
                           PROXY STATEMENT/PROSPECTUS

                               SEPTEMBER 23, 2005

                                TABLE OF CONTENTS

INTRODUCTION..........................................................................................      1

SUMMARY...............................................................................................      3
   The Proposed Reorganization........................................................................      3
   Comparison of Investment Objectives and Strategies.................................................      5
   Comparison of Portfolio Characteristics............................................................      8
   Comparison of Portfolio Performance................................................................      9
   Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios.............     12

COMPARISON OF FEES AND EXPENSES.......................................................................     15
   Management Fees....................................................................................     15
   Sub-Adviser Fees...................................................................................     15
   Administration Fees................................................................................     15
   Distribution and Service Fees......................................................................     16
   Expense Limitation Arrangements....................................................................     16
   Expense Tables.....................................................................................     16
   General Information................................................................................     18
   Key Differences in Rights of VP Emerging Markets Fund's Shareholders and JP Morgan Emerging
      Markets Equity Portfolio's Shareholders.........................................................     18

INFORMATION ABOUT THE REORGANIZATION..................................................................     19
   The Reorganization Agreement.......................................................................     19
   Reasons for the Reorganization.....................................................................     19
   Board Considerations...............................................................................     20
   Tax Considerations.................................................................................     20
   Expenses of the Reorganization.....................................................................     21

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS...........................................................     21
   Form of Organization...............................................................................     21
   Adviser............................................................................................     21
   Distributor........................................................................................     22
   Dividends, Other Distributions and Taxes...........................................................     22
   Capitalization.....................................................................................     23

GENERAL INFORMATION ABOUT THE PROXY STATEMENT.........................................................     23
   Solicitation of Proxies............................................................................     23
   Voting Rights......................................................................................     24
   Other Matters to Come Before the Special Meeting...................................................     24
   Shareholder Proposals..............................................................................     24
   Reports to Shareholders............................................................................     24

APPENDICES

   Portfolio Manager's Report for ING JPMorgan Emerging Markets Equity  Portfolio ....................    A-1
   Form of Agreement and Plan of Reorganization.......................................................    B-1
   Additional Information Regarding ING JPMorgan Emerging Markets Equity  Portfolio ..................    C-1
   Security Ownership of Certain Beneficial and Record Owners.........................................    D-1

                           PROXY STATEMENT/PROSPECTUS

                 ING JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                               SEPTEMBER 23, 2005

                                  INTRODUCTION

      This combined proxy statement and prospectus ("Proxy Statement/Prospectus") relates to a Special Meeting of shareholders of ING VP Emerging Markets Fund, Inc. ("VP Emerging Markets Fund") to be held on November 10, 2005. As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of VP Emerging Markets Fund with and into ING JP Morgan Emerging Markets Equity Portfolio ("JP Morgan Emerging Markets Equity Portfolio") (each a "Portfolio" and collectively, the "Portfolios").

      Shares of VP Emerging Markets Fund are not offered directly to the public but are sold to separate accounts ("Separate Accounts") of certain participating life insurance companies ("Participating Insurance Companies") and are used to fund variable annuity and/or variable life contracts (each a "Variable Contract" and collectively, "Variable Contracts"). Variable Contract owners who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Participating Insurance Company that uses a Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Portfolio and, as the legal owner of the Portfolio's shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Variable Contract owners. As such and for ease of reference throughout the Proxy Statement/Prospectus, Variable Contract holders will be referred to as "shareholders" of the Portfolios.

      Under an Agreement and Plan of Reorganization (the "Reorganization Agreement"), VP Emerging Markets Fund would transfer its assets to JP Morgan Emerging Markets Equity Portfolio in exchange for shares of beneficial interest of JP Morgan Emerging Markets Equity Portfolio and the assumption by JP Morgan Emerging Markets Equity Portfolio of VP Emerging Markets Fund's known liabilities as of the Closing Date (as defined below). JP Morgan Emerging Markets Equity Portfolio shares would then be distributed to shareholders of VP Emerging Markets Fund so that each shareholder would receive a number of full and fractional shares of JP Morgan Emerging Markets Equity Portfolio equal to the aggregate value of the number of shares of VP Emerging Markets Fund held by such shareholder. As a result of the Reorganization, VP Emerging Markets Fund will distribute shares of JP Morgan Emerging Markets Equity Portfolio in liquidation of VP Emerging Markets Fund on December 3, 2005, or such other date as the parties may agree ("Closing Date").

      Because you, as a shareholder of VP Emerging Markets Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of JP Morgan Emerging Markets Equity Portfolio, this Proxy Statement also serves as a Prospectus for JP Morgan Emerging Markets Equity Portfolio. JP Morgan Emerging Markets Equity Portfolio is a diversified, open-end management investment company, which seeks to provide investors with capital appreciation, as described more fully below.

      This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization. A Statement of Additional Information ("SAI") relating to this Proxy Statement, dated September 23, 2005, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Portfolios, see the Prospectus of VP Emerging Markets Fund dated April 29, 2005, which is incorporated by reference; and the Institutional Class ("Class I") Prospectus for JP Morgan Emerging Markets Equity Portfolio, dated April 29, 2005. The SAI for each Portfolio, dated April 29, 2005, is incorporated herein by reference. Each Portfolio also provides periodic reports to its shareholders, which highlight certain important information about the Portfolios, including investment results and financial information. The Semi-Annual Report for each Portfolio, dated June 30, 2005, is incorporated herein by reference. For a copy of the current prospectus, SAI, annual report and semi-annual report for either of the Portfolios without charge, or for a copy of the SAI relating to the Proxy Statement/Prospectus, contact the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.

      You can copy and review information about each Portfolio (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

      THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

      You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as APPENDIX B. Also, you should consult the Class I Prospectus dated April 29, 2005, for more information about JP Morgan Emerging Markets Equity Portfolio.

THE PROPOSED REORGANIZATION

      At a meeting held on July 21, 2005, the Board of Directors of VP Emerging Markets Fund approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

            - the transfer of all of the assets of VP Emerging Markets Fund to JP Morgan Emerging Markets Equity Portfolio in exchange for shares of beneficial interest of JP Morgan Emerging Markets Equity Portfolio;

            - the assumption by JP Morgan Emerging Markets Equity Portfolio of the liabilities of VP Emerging Markets Fund known as of the Closing Date (as described below);

            - the distribution of JP Morgan Emerging Markets Equity Portfolio shares to the shareholders of VP Emerging Markets Fund; and

            -     the complete liquidation of VP Emerging Markets Fund.

      JP Morgan Emerging Markets Equity Portfolio shares would then be distributed to shareholders of VP Emerging Markets Fund so that each shareholder would receive a number of full and fractional shares of JP Morgan Emerging Markets Equity Portfolio equal to the aggregate value of shares of VP Emerging Markets Fund held by such shareholder.

      As a result of the Reorganization, each shareholder of VP Emerging Markets Fund would become a shareholder of Class I of JP Morgan Emerging Markets Equity Portfolio. The Reorganization is expected to be effective on December 3, 2005, or such other date as the parties may agree (the "Closing Date").

      Each shareholder will hold, immediately after the Closing Date, shares of Class I of JP Morgan Emerging Markets Equity Portfolio having an aggregate value equal to the aggregate value of the shares of VP Emerging Markets Fund held by that shareholder as of the Closing Date.

      In considering whether to approve the Reorganization, you should note that:

   - The Portfolios have substantially similar investment objectives and strategies;

   - JP Morgan Emerging Markets Equity Portfolio is the larger portfolio (approximately $205 million versus $25 million as of June 30, 2005);


   - The 5-year performance as well as the Morningstar rating of JP Morgan Emerging Markets Equity Portfolio are superior to that of VP Emerging Markets Fund;


   -  Both Portfolios have the same sub-adviser and portfolio manager; and

   - While the investment advisory fee will increase (0.85% versus 1.25%) for shareholders of the VP Emerging Markets Fund after the Reorganization and the transition to shares of the JP Morgan Emerging Markets Equity Fund, the proposed Reorganization is expected to result in lower net operating expenses per share for all shares of the disappearing VP Emerging Markets Fund. The (unaudited) gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for shares of each Portfolio as of June 30, 2005 are as follows:

GROSS EXPENSES BEFORE THE REORGANIZATION

            VP Emerging Markets Fund                                  1.36%

            JPMorgan Emerging Markets Equity Portfolio (Class I)(1)   1.26%

NET EXPENSES BEFORE THE REORGANIZATION

            VP Emerging Markets Fund                                  1.36%

            Expenses of JPMorgan Emerging Markets Equity
            Portfolio (Class I)(1)                                    1.26%

AFTER THE REORGANIZATION: PRO FORMA

            Gross estimated expenses of JPMorgan Emerging
            Markets Equity Portfolio                                  1.26%

            Net estimated expenses of JPMorgan Emerging Markets
            Equity Portfolio (Class I)(1)                             1.26%

----------

(1) JPMorgan Emerging Markets Class I expenses based on Service Class ratios adjusted for contractual expenses, as Class I had not commenced operations as of June 30, 2005.

      Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

      AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF VP EMERGING MARKETS FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

      The following summarizes the investment objective, strategies and management differences, if any, between VP Emerging Markets Fund and JP Morgan Emerging Markets Equity Portfolio:

                          VP EMERGING MARKETS FUND                         JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO
INVESTMENT        The Portfolio seeks capital appreciation.               The Portfolio seeks capital appreciation.
OBJECTIVE
                                                                         -    The Portfolio normally invests at least 80%
INVESTMENT        -   The Portfolio normally invests at least 80% of          of its assets in securities of issuers located
STRATEGIES            its assets in securities of issuers located in          in at least three countries with emerging
                      at least three countries with emerging                  securities markets.  The Portfolio will provide
                      securities markets. The Portfolio will provide          shareholders with at least 60 days' prior notice
                      shareholders with at least 60 days' prior notice        of any change in this investment policy.
                      of any change in this investment policy.                Countries with emerging markets include most
                      Emerging markets include most countries in the          countries in the world except Australia, Canada,
                      world except Australia, Canada, Japan, New              Japan, New Zealand, the United Kingdom, the
                      Zealand, the United Kingdom, the United States,         United States, and most of the countries of
                      and most of the countries of western Europe.            western Europe.

                  -   Equity securities in which the Portfolio can       -    Equity securities in which the Portfolio can
                      invest may include common stocks, preferred             invest may include common stocks, preferred
                      stocks, convertible securities, American                stocks, convertible securities, depositary
                      depositary receipts ("ADRs"), European                  receipts, rights and warrants to buy common
                      depositary receipts ("EDRs"), Global depositary         stocks and privately placed securities, and
                      receipts ("GDRs"), rights and warrants to buy           other investment companies.
                      common stocks, privately placed securities and
                      other investment companies.                        -    The Portfolio may also invest to a lesser
                                                                              extent in debt securities of issuers in
                  -   The Portfolio may also invest to a lesser extent        countries with emerging markets.
                      in debt securities of issuers in emerging
                      markets countries.                                 -    Derivatives, which are investments that have
                                                                              a value based on another investment, exchange
                  -   Derivatives, which are investments that have a          rate or index, may also be used as substitutes
                      value based on another investment, exchange rate        for securities in which the Portfolio can
                      or index, may also be used as substitutes for           invest.  The Portfolio may use futures
                      securities in which the Portfolio can invest.           contracts, options, swaps and other derivatives
                      The Portfolio may use futures contracts,                as tools in the management of portfolio assets.
                      options, swaps and other derivatives as tools in        The Portfolio may use derivatives to hedge
                      the management of portfolio assets. The                 various investments and for risk management.
                      Portfolio may use derivatives to hedge various
                      investments and for risk management.               -    The Portfolio may overweight or underweight
                                                                              countries relative to its benchmark, the Morgan
                  -   The Portfolio may overweight or underweight             Stanley Capital International Emerging Markets
                      countries relative to its benchmark, the Morgan         Index ("MSCI EM Index").  The Portfolio
                      Stanley Capital International Emerging Markets          emphasizes securities that are ranked as
                      Index ("MSCI EM Index"). The Portfolio                  undervalued, while underweighting or avoiding
                      emphasizes securities that are ranked as                securities that appear overvalued.  The
                      undervalued, while underweighting or avoiding           Portfolio typically maintains full currency
                      securities that appear overvalued. The Portfolio        exposure to those markets in which it invests.
                      typically maintains full currency exposure to           However, the Portfolio may from time to time
                      those markets in which it invests. However, the         hedge a portion of its foreign currency exposure
                      Portfolio may from time to time hedge a portion         into the U.S. dollar.
                      of its foreign currency exposure into the U.S.
                      dollar.                                            -    The Portfolio may invest in securities
                                                                              denominated in U.S. dollars, major reserve
                  -   The Portfolio may invest in securities                  currencies and currencies of other countries in
                      denominated in U.S. dollars, major reserve              which it can invest.


                          VP EMERGING MARKETS FUND                         JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO
                      currencies and currencies of other countries in    -    While the Portfolio invests primarily in
                      which it can invest.                                    equities, it may also invest in debt
                                                                              securities.  The Portfolio may invest in high
                  -   While the Portfolio invests primarily in                yield (high risk) securities which are below
                      equities, it may also invest in debt securities.        investment grade (junk bonds).
                      The Portfolio may invest in high yield (high
                      risk) securities, which are below investment       -    The Portfolio may invest in mortgage-related
                      grade (junk bonds).                                     securities issued by governmental entities,
                                                                              certain issuers identified with the U.S.
                  -   The Portfolio may invest in mortgage-related            government and private issuers.  These may
                      securities issued by governmental entities,             include investments in collateralized mortgage
                      certain issuers identified with the U.S.                obligations and principal-only and interest-only
                      government and private issuers. These may               stripped mortgage-backed securities.
                      include investments in collateralized mortgage
                      obligations and principal-only and interest-only   -    The Portfolio may enter into "dollar-rolls,"
                      stripped mortgage-backed securities.                    in which the Portfolio sells mortgage-backed
                                                                              securities and at the same time contracts to buy
                  -   The Portfolio may enter into "dollar-rolls," in         back very similar securities on a future date.
                      which the Portfolio sells mortgage-backed
                      securities and at the same time contracts to buy   -    The Portfolio may also invest in
                      back very similar securities on a future date.          high-quality, short-term money market
                                                                              instruments and repurchase agreements.
                  -   The Portfolio may also invest in high-quality,
                      short-term money market instruments and            -    Where the capital markets in certain
                      repurchase agreements.                                  countries are either less developed or not easy
                                                                              to access, the Portfolio may invest in these
                  -   Where the capital markets in certain countries          countries by investing in closed-end investment
                      are either less developed or not easy to access,        companies that are authorized to invest in those
                      the Portfolio may invest in these countries by          countries, subject to the limitations of the
                      investing in closed-end investment companies            Investment Company Act of 1940.
                      that are authorized to invest in those countries.
                                                                         -    In managing the Portfolio, the Portfolio
                  -   In managing the Portfolio, the Sub-Adviser seeks        Manager seeks to add value primarily through
                      to add value primarily through stock selection          stock selection.  Thus, decisions relating to
                      decisions. Thus, decisions about country                country weightings are secondary to those
                      weightings are secondary to those about the             relating to the individual stocks included in
                      individual stocks, that make up the Portfolio.          the Portfolio.  The Portfolio Manager is
                      The Sub-Adviser is primarily responsible for            primarily responsible for implementing the
                      implementing the recommendations of country             recommendations of country specialists, who make
                      specialists, who make their recommendations             their recommendations based on the stock ranking
                      based on the stock ranking system.                      system described below.

                  -   Country specialists use their local expertise to   -    Country specialists use their local
                      identify, research and rank companies according         expertise to identify, research and rank
                      to their expected performance. Stocks are               companies according to their expected
                      assessed using a two-part analysis, which               performance.  Stocks are assessed using a
                      considers both expected short-term price moves          two-part analysis, which considers both expected
                      (stock ranks) and longer-term business growth           short-term price moves (stock ranks) and
                      characteristics and qualitative factors                 longer-term business growth characteristics and
                      (strategic classifications).                            qualitative factors (strategic classifications).

                  - The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

                  - The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

                  -   The Portfolio may engage in frequent and active

                          VP EMERGING MARKETS FUND                         JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO
                      trading of portfolio securities to achieve its
                      investment objective.

INVESTMENT
ADVISER                           ING Investments, LLC                                  Directed Services, Inc.

SUB-ADVISER              J.P. Morgan Investment Management Inc.                  J.P. Morgan Investment Management Inc.
PORTFOLIO            Austin Forey and Richard Schmidt, who have been         Austin Forey and Richard Schmidt, who have been
MANAGER             primarily responsible for managing the Portfolio         primarily responsible for managing the Portfolio
                                   since April, 2005.                                     since April, 2005.


      As you can see from the chart above, the investment objectives of the
                     Portfolios are substantially similar.

COMPARISON OF PORTFOLIO CHARACTERISTICS

      The following table compares certain characteristics of the Portfolios as of June 30, 2005:



                                                                                        JPMORGAN EMERGING MARKETS
                                                VP EMERGING MARKETS FUND                    EQUITY  PORTFOLIO
                                                ------------------------                -------------------------
Net Assets                                             $25,483,263                               $205,129,462

Number of Holdings                                          67                                         65

Portfolio Turnover Rate(1)                                 114                                        104

Top 10 Countries (as % of net assets)         South Korea                   20.1%  South Korea                       21.0%
                                              Brazil                        15.0%  Brazil                            15.7%
                                              Taiwan                         8.6%  Taiwan                             8.4%
                                              South Africa                   8.2%  South Africa                       8.4%
                                              India                          7.8%  India                              8.2%
                                              Mexico                         6.4%  Mexico                             6.7%
                                              Hong Kong                      4.6%  Hong Kong                          4.8%
                                              Russia                         3.9%  Russia                             4.0%
                                              Indonesia                      2.6%  Indonesia                          2.7%
                                              Egypt                          2.4%  Egypt                              2.5%

Top 5 Industries (as % of net assets)         Banks                         16.7%  Banks                             17.4%
                                              Telecommunications            14.2%  Telecommunications                14.5%
                                              Retail                         6.5%  Retail                             6.6%
                                              Electrical Components and            Electrical Components and
                                              Equipment                      6.1%  Equipment                          6.5%
                                              Oil and Gas                    5.8%  Oil and Gas                        6.1%
U.S Equity Securities                                        -                                      -

Foreign Securities (as a % of net assets)                 91.9%                               95.0%
Top 10 Holdings (as a % of net assets)        Samsung Electronics Co.,
                                              Ltd.                           6.1%  Samsung Electronics Co., Ltd.      6.4%
                                              Petroleo Brasileiro SA ADR     4.6%  Petroleo Brasileiro SA ADR         4.9%
                                              HDFC Bank Ltd. ADR             3.4%  HDFC Bank Ltd. ADR                 3.5%
                                              America Movil SA de CV ADR     3.2%  America Movil SA de CV ADR         3.4%
                                              Shinsegae Co., Ltd.            2.7%  Cia Vale do Rio Doce ADR           2.9%
                                              Cia Vale do Rio Doce ADR       2.7%  Shinsegae Co., Ltd.                2.8%
                                              KT&G Corp. GDR                 2.6%  KT&G Corp. GDR                     2.7%
                                              HON HAI Precision Industry     2.5%  Banco Itau Holding Financeira SA   2.5%
                                              Orascom Telecom Holding SAE    2.4%  Orascom Telecom Holding SAE        2.5%
                                              Kookmin Bank                   2.3%  Kookmin Bank                       2.5%



(1)   For the one-year period ended June 30, 2005.

COMPARISON OF PORTFOLIO PERFORMANCE

      Set forth below is the performance information for each Portfolio. The following performance provides some indication of the risks of investing in each Portfolio. The bar charts show the performance of VP Emerging Markets Fund and Service Class of JP Morgan Emerging Markets Equity Portfolio for each of the past 10 calendar years. Class I of JP Morgan Emerging Markets Equity Portfolio has not commenced operations and will have different performance. The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract or expenses related to a qualified pension or retirement plan ("Qualified Plan"). Any charges will reduce your return. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The tables set forth below show the average annual total return for each Portfolio over time compared with a broad-based securities market index. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIOS WILL PERFORM IN THE FUTURE.

                            VP EMERGING MARKETS FUND
                    CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)(4)

1995                             (3.93)
1996                              7.46
1997                            (11.81)
1998                            (27.95)
1999                            127.14
2000                            (40.44)
2001                            (10.42)
2002                             (9.33)
2003                             47.20
2004                             21.71

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.

(2) During the period shown in the chart, the Portfolio's best quarterly performance was 80.20% for the 4th quarter of 1999, and the Portfolio's worst quarterly performance was (29.16)% for the 2nd quarter of 2000. VP Emerging Markets Fund's year-to-date total return as of June 30, 2005 was 5.59%.

(3) Prior to November 15, 2000, the Portfolio operated under a different investment strategy. ING Investments, LLC has been the Portfolio's investment adviser since July 26, 2000. The Portfolio's former adviser engaged a sub-adviser to manage the Portfolio until June 7, 2000. The Portfolio did not have a sub-adviser from June 7, 2000 to December 4, 2002. From December 5, 2002 to April 29, 2005, ING Investment Management Advisors B.V. served as sub-adviser to the Portfolio.

(4) Effective April 29, 2005, JP Morgan Investment Management Inc. became the sub-adviser to the Portfolio. In connection with the change in sub-adviser, the Portfolio changed its investment objective to provide for capital appreciation rather than long-term growth of capital.

                   JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO
                    CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)(4)

1995
1996
1997
1998
1999                       61.66
2000                      (33.79)
2001                       (5.25)
2002                      (10.70)
2003                       46.62
2004                       17.76

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.

(2) During the period shown in the chart, the Portfolio's best quarterly performance was 31.50% for the quarter ended 12/31/99, and the Portfolio's worst quarterly performance was (22.80)% for the quarter ended 9/30/01. JPMorgan Emerging Markets Equity Portfolio's year-to-date total return as of June 30, 2005 was 6.15%.

(3) Class I has not commenced operations. The performance information presented above is as of December 31 for each year or period for Service Class shares, which commenced operations on February 18, 1998. If they had been offered, Class I shares would have had substantially similar annual returns as the Service Class shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Service Class and Class I shares have different expenses.

(4) JP Morgan Investment Management Inc. has managed the Portfolio since April 29, 2005. ING Investment Management Advisors B.V. managed the Portfolio from March 1, 2004 through April 28, 2005. Baring International Investment Limited managed the Portfolio from March 1, 1999 through February 29, 2004. Performance prior to March 1, 1999 is attributable to a different sub-adviser.

                           AVERAGE ANNUAL TOTAL RETURN
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                   1 YEAR      5 YEARS       10 YEARS    SINCE INCEPTION
                                                   ------      -------       --------    ---------------
VP EMERGING MARKETS FUND

  Average Annual Total Return                      21.71%      (2.82)%        2.62%              -

  MSCI EM Index (1)                                25.95%       4.62%         3.30%              -

JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO

  Service Class Average Annual Total               17.76%      (0.66)%          -             2.09%
  Return(2)

  MSCI EM Index (1)                                25.95%       4.62%           -             6.42%

----------
(1) The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(2) Class I of JP Morgan Emerging Markets Equity Portfolio has not commenced operations. The performance information presented above is as of December 31 for each year or period for Service Class shares, which commenced operations on February 18, 1998. If they had been offered, Class I shares would have had substantially similar annual returns as the Service Class shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Service Class and Class I shares have different expenses.

      For a discussion by the sub-adviser regarding the performance of JP Morgan Emerging Markets Equity Portfolio for the fiscal year ended December 31, 2004, see APPENDIX A to this Proxy Statement/Prospectus. Additional information about JP Morgan Emerging Markets Equity Portfolio is included in APPENDIX C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

      Because the Portfolios have investment objectives and strategies that are substantially similar, many of the risks of investing in JP Morgan Emerging Markets Equity Portfolio are the same as the risks of investing in VP Emerging Markets Fund. You may lose money on your investment in either Portfolio. The value of each Portfolio's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio's shares. The following summarizes the principal investment techniques and risks of investing in the Portfolios.

      Price Volatility Risk. Both Portfolios are subject to price volatility risk. The value of each Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Each Portfolio may invest in smaller companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

      Emerging Market Risk. Both Portfolios invest in emerging market countries. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

      Foreign Investment Risk. Both Portfolios may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent a Portfolio invests in American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.

      Convertible Securities. Both Portfolios may invest in convertible securities. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist or if it goes bankrupt.

      Debt Securities. Both Portfolios may invest in debt securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

      Derivatives. Both Portfolios may invest in derivatives. Each Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect against adverse movements in securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. Each Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. Each Portfolio's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

      High Yield Debt Securities: Both Portfolios may invest in high-yield (high risk) debt securities commonly referred to as "junk bonds." These securities generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgment.

      Mortgage-Related Securities. Both Portfolios may purchase mortgage-related securities that are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.

      Other Investment Companies. Both Portfolios may invest in securities of other investment companies. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the Investment Company Act of 1940, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

      Small Company Risk. Both Portfolios may invest in securities of small companies. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, a Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

      Liquidity Risk. Both Portfolios are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of a Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

      Manager Risk. Both Portfolios are subject to a manager risk. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. A Portfolio Manager may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, Portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

      Securities Lending Risk. Both Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

      Portfolio Turnover Risk. Both Portfolios are subject to a high turnover rate. Changes to the investments of the Portfolio maybe made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

                         COMPARISON OF FEES AND EXPENSES

      The following discussion describes and compares the fees and expenses of the Portfolios. For further information on the fees and expenses of JP Morgan Emerging Markets Equity Portfolio, see "APPENDIX C: ADDITIONAL INFORMATION REGARDING JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO."

MANAGEMENT FEES

      Each Portfolio pays its investment adviser a management fee, payable monthly, based on the average daily net assets of the Portfolio. The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                                                 FEES PAID TO INVESTMENT ADVISER DURING 2004
PORTFOLIO                                                   (AS A % OF NET ASSETS)
VP Emerging Markets Fund                                              0.85%

JP Morgan Emerging Markets Equity Portfolio                           1.25%

      If the Reorganization is approved by shareholders, JP Morgan Emerging Markets Equity Portfolio will pay a management fee of 1.25% of the Portfolio's average daily net assets. As such, the investment advisory fee will increase for shareholders of VP Emerging Markets Fund after the Reorganization and the transition to Class I shares of the JP Morgan Emerging Markets Equity Portfolio. However, the investment adviser will pay for administrative services and other services necessary for the ordinary operation of the JP Morgan Emerging Markets Equity Portfolio, as described below.

SUB-ADVISER FEES

      The investment adviser of each Portfolio pays JP Morgan Investment Management Inc., the sub-adviser to both Portfolios, a sub-advisory fee, payable monthly, based on the average daily net assets of a Portfolio. The following table shows the aggregate annual sub-advisory fee paid by the investment adviser of each Portfolio to the sub-adviser for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                                                      FEES PAID TO SUB-ADVISER DURING 2004
PORTFOLIO                                                  (AS A % OF NET ASSETS)(1)
VP Emerging Markets Fund                                             0.385%

JP Morgan Emerging Markets Equity Portfolio                          0.470%

----------
(1) Since April 29, 2005, J.P. Morgan Investment Management Inc. served as Portfolio Manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to that date, a different firm served as Portfolio Manager. The fees in the table are reflective of the fees paid to the former sub-advisers during 2004.

      If the Reorganization is approved by shareholders, the investment adviser is expected to pay a sub-advisory fee of 0.400% of the Portfolio's average daily net assets.

ADMINISTRATION FEES

      VP Emerging Markets Fund pays an annual administration fee of 0.10% of the Portfolio's average daily net assets.

      The Management Agreement between ING Investors Trust, on behalf of JP Morgan Emerging Markets Equity Portfolio, and its manager, Directed Services Inc. ("DSI"), provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. As such, there are no separate administration fees for the Portfolio.

DISTRIBUTION AND SERVICE FEES

      Neither VP Emerging Markets Fund nor Class I of JP Morgan Emerging Markets Equity Portfolio pays a Rule 12b-1 fee.

EXPENSE LIMITATION ARRANGEMENTS

      An expense limitation agreement is in place for VP Emerging Markets Fund. ING Investments has entered into a written expense limitation agreement with VP Emerging Markets Fund under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The expense limit is shown as "Total Net Portfolio Expenses." The expense limit will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 30 days of the end of the then current term. In addition, the expense limitation agreement may be terminated by the Portfolio upon at least 90 day's prior written notice to ING Investments or upon termination of the investment management agreement. Finally, effective January 1, 2005, pursuant to a side agreement, ING Investments has lowered the expense limit for the Portfolio to 1.75% through at least December 31, 2005. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. If after December 31, 2005, ING Investments elects not to renew the side agreement, the expense limit will revert to the limitation under the Portfolio's expense limitation agreement of 2.50%. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

      There is no expense limitation agreements currently in place for Class I of JP Morgan Emerging Markets Equity Portfolio.

EXPENSE TABLES

      As shown in the table below, shares of the Portfolios are not subject to sales charges or shareholder transaction fees. The table below does not reflect surrender charges and other charges assessed by your Insurance Company under your Variable Contact.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                                                        CLASS I OF JP MORGAN
                                                                                      EMERGING MARKETS EQUITY
                                                       VP EMERGING MARKETS FUND              PORTFOLIO
                                                       ------------------------       ------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                              None                           None

Maximum deferred sales charge (load)(as a
percentage of the lower of original purchase
price or redemption proceeds)                                    None                           None

      Neither VP Emerging Markets Fund nor JP Morgan Emerging Markets Equity Portfolio has any redemption fees, exchange fees or sales charges on reinvested dividends.

PORTFOLIO EXPENSES

      The current expenses of each of the Portfolios and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses of the Portfolios are based upon the operating expenses incurred by Service Class and Service 2 Class shares of the Portfolios for the period ended June 30, 2005. Pro forma fees show estimated fees of JP Morgan Emerging Markets Equity Portfolio after giving effect to the proposed Reorganization as adjusted to reflect changes in contractual changes. Pro forma numbers are estimated in good faith and are hypothetical. Your Variable Contract is a contract between you and the issuing Participating Insurance Company. Each Portfolio is not a party to that Variable Contract. The Portfolios are merely an investment option made available to you by your Participating Insurance Company under your Variable Contract. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract. The table below does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you participate through a Qualified Plan, the table does not reflect the direct expenses of the Qualified Plan, and you should consult your plan administrator for more information.

                       ANNUAL PORTFOLIO OPERATING EXPENSES
                         AS OF JUNE 30, 2005 (UNAUDITED)
 (expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets) (1)

                                                   DISTRIBUTION                      TOTAL
                                                   (12b-1) AND                     PORTFOLIO         WAIVERS,
                                    MANAGEMENT     SHAREHOLDER        OTHER        OPERATING    REIMBURSEMENT, AND       NET
                                       FEES       SERVICING FEES   EXPENSES(2)     EXPENSES       RECOUPMENT (4)       EXPENSES
                                    ----------    --------------   -----------     ---------    ------------------     --------
VP Emerging Markets Fund               0.85%          N/A            0.51%           1.36%             --                1.36%

JP Morgan Emerging Markets Equity
Portfolio (Class I)(3)                 1.25%          N/A            0.01%           1.26%             --                1.26%

JP Morgan Emerging Markets Equity
  Portfolio  (Surviving Portfolio
  After the Reorganization)
  (Estimated Pro Forma)(2)             1.25%          N/A            0.01%           1.26%             --                1.26%

----------
(1) The fiscal year end for each Portfolio is December 31. This table shows the estimated portfolio operating expenses for shares of VP Emerging Markets Fund and Class I shares of JP Morgan Emerging Markets Equity Portfolio as a ratio of expenses to average daily net assets.

(2) The Management Agreement between ING Investors Trust, on behalf of JP Morgan Emerging Markets Equity Portfolio, and its manager, Directed Services, Inc. ("DSI"), provides for a "bundled fee" arrangement, under which DSI provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the JP Morgan Emerging Markets Equity Portfolio are normally expected to include such expenses as the cost of the Directors who are not "interested persons" of DSI, including the cost of the Directors and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolio, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The JP Morgan Emerging Markets Equity Portfolio would also bear any extraordinary expenses.

(3) Because the Class I shares for JP Morgan Emerging Markets Equity Portfolio had not commenced operations as of December 31, 2004, expenses are based on the Portfolio's actual operating expenses for Service Class shares.

(4) ING Investments has entered into a written expense limitation agreement with VP Emerging Markets Fund under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The expense limit is shown as "Total Net Portfolio Expenses." The expense limit will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 30 days of the end of the then current term. In addition, the expense limitation agreement may be terminated by the Portfolio upon at least 90 days' prior written notice to ING Investments or upon termination of the investment management agreement. Finally, effective January 1, 2005, pursuant to a side agreement, ING Investments has lowered the expense limit for the Portfolio to 1.75% through at least December 31, 2005. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. If after December 31, 2005, ING Investments elects not to renew the side agreement, the expense limit will revert to the limitation under the Portfolio's expense limitation agreement of 2.50%. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

      Examples. The following examples are intended to help you compare the cost of investing in each Portfolio and the combined Portfolio. The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                                                                     JP MORGAN EMERGING MARKETS EQUITY
                               VP EMERGING MARKETS FUND                     PORTFOLIO (CLASS I)
                       ---------------------------------------    ----------------------------------------
                       1 YEAR   3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ------   -------    -------    --------    ------    -------    -------    --------
                       $  138   $   431    $   745    $  1,635    $  128    $   400    $   692    $  1,523

                               ESTIMATED PRO FORMA:
                             THE PORTFOLIOS COMBINED*
                      ---------------------------------------
                      1 YEAR    3 YEARS    5 YEARS   10 YEARS
                      ------    -------    -------   --------
                      $  128    $   400    $   692   $  1,523

----------
*     Estimated.

GENERAL INFORMATION

      Following the Reorganization, certain holdings of VP Emerging Markets Fund that are transferred to JP Morgan Emerging Markets Equity Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for JP Morgan Emerging Markets Equity Portfolio, and the realization of taxable gains or losses for JP Morgan Emerging Markets Equity Portfolio.

KEY DIFFERENCES IN RIGHTS OF VP EMERGING MARKETS FUND SHAREHOLDERS AND JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO SHAREHOLDERS

      VP Emerging Markets Fund is a Maryland corporation and is governed by Articles of Incorporation and Bylaws. JP Morgan Emerging Markets Equity Portfolio is organized as a separate series of a Massachusetts business trust and is governed by a Declaration of Trust and Bylaws. Key differences under the VP Emerging Markets Fund's Articles of Incorporation/Bylaws or Maryland law and JP Morgan Emerging Markets Equity Portfolio's Declaration of Trust/Bylaws and Massachusetts law are presented below.

                 VP EMERGING MARKETS FUND                          JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO
Shareholders have the power to elect and remove directors    Shareholders have the power to amend the Declaration of
as well as amend the Articles of Incorporation.  Any or      Trust, but Trustees are also permitted to do so without
all of the directors may be removed for cause or without     a shareholder vote if they deem it necessary to conform
cause by the shareholders, who may elect a successor or      the Declaration of Trust to Federal and state laws, to
successors to fill any resulting vacancy or vacancies for    change the name of the Trust or make any other changes

                 VP EMERGING MARKETS FUND                          JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO
the unexpired term.                                          which do not materially adversely affect the rights of
                                                             shareholders.
The Board of Directors has the power to amend By-laws.
                                                             Shareholders also have the power to vote with respect
                                                             to the election and removal of Trustees, investment
                                                             advisory contract, termination of the Trust, merger,
                                                             consolidation, or sale of assets, incorporation of the
                                                             Trust or any Series, 12b-1 plans. Both the Trustees
                                                             (unless a shareholder vote is required pursuant to law,
                                                             Declaration of Trust, or the Bylaws) and the
                                                             shareholders have the right to alter or repeal any
                                                             Bylaws of the Trust and to make new Bylaws.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

      The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as APPENDIX B.

      The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of VP Emerging Markets Fund in exchange for shares of beneficial interest of JP Morgan Emerging Markets Equity Portfolio and the assumption by JP Morgan Emerging Markets Equity Portfolio of VP Emerging Markets Fund's known liabilities, as set forth in that Portfolio's Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of JP Morgan Emerging Markets Equity Portfolio to shareholders of VP Emerging Markets Fund, as provided for in the Reorganization Agreement. VP Emerging Markets Fund will then be liquidated.

      Each shareholder of VP Emerging Markets Fund will hold, immediately after the Closing Date, Class I shares of JP Morgan Emerging Markets Equity Portfolio having an aggregate value equal to the aggregate value of the shares of VP Emerging Markets Fund held by that shareholder as of the Closing Date. In the interest of economy and convenience, shares of JP Morgan Emerging Markets Equity Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.

      The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of VP Emerging Markets Fund. The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to APPENDIX B to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

      The Reorganization is one of several reorganizations that have taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and confusion about overlapping funds. ING Investments also believes that the reorganizations may benefit Portfolio shareholders by resulting in surviving portfolios with a greater asset base. This is expected to provide greater investment opportunities for the surviving portfolios and the potential to take larger portfolio positions.

      The proposed Reorganization was presented for consideration to the Board of Directors/Trustees of each Portfolio at a meeting held on July 21, 2005. For the reasons discussed below, the Directors/Trustees of the Portfolios, including all of the Directors/Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Portfolios, determined that the interests of the shareholders of either Portfolio will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of both Portfolios and their shareholders as well as Variable Contract owners.

      The Reorganization will allow VP Emerging Markets Fund's shareholders to continue to participate in a professionally-managed portfolio that seeks to achieve capital appreciation. Additionally, the proposed Reorganization is expected to result in lower net expenses for shareholders of VP Emerging Markets Fund.

BOARD CONSIDERATIONS

      The Board of Directors of VP Emerging Markets Fund, in recommending the proposed transaction, considered a number of factors, including the following:

      - the plans of management to reduce overlap in funds in the ING Fund complex;

      -     the potential benefits of the transaction to shareholders;

      - the relative investment performance of VP Emerging Markets Fund as compared to JP Morgan Emerging Markets Equity Portfolio;

      - expense ratios and information regarding fees and expenses of VP Emerging Markets Fund and JP Morgan Emerging Markets Equity Portfolio ;

      -     the relative size of the Portfolios;

      - whether the Reorganization would dilute the interests of the shareholders of either of the Portfolios (i.e. the separate accounts) or the interests of Variable Contract Owners;

      - the similarity of investment objectives and strategies of JP Morgan Emerging Markets Equity Portfolio with those of VP Emerging Markets Fund;

      - all fees and expenses in connection with the Reorganization will be borne directly by the Portfolios' Investment Adviser (or an affiliate of the Investment Adviser);

      - the terms and conditions of the Reorganization Agreement, which might affect the price of the outstanding shares of either Portfolio;

      -     any benefits that may be realized by the Adviser; and

      - the tax consequences of the Reorganization to VP Emerging Markets Fund and its shareholders, including the tax-free nature of the transaction.

      THE DIRECTORS OF VP EMERGING MARKETS FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO.

TAX CONSIDERATIONS

      The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither VP Emerging Markets Fund nor its shareholders, nor JP Morgan Emerging Markets Equity Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

      As of December 31, 2004, VP Emerging Markets Fund and JP Morgan Emerging Markets Equity Portfolio had accumulated capital loss carryforwards of approximately $6.9 million and $11.3 million, respectively. After the Reorganization, the losses of VP Emerging Markets Fund generally will be available to JP Morgan Emerging Markets Equity Portfolio to offset its capital gains, although a portion of the amount of these losses that may offset JP Morgan Emerging Markets Equity Portfolio's capital gains in any given year will be limited due to this Reorganization. The ability of JP Morgan Emerging Markets Equity Portfolio to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards currently are available only to pre-reorganization shareholders of VP Emerging Markets Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-reorganization shareholders of JP Morgan Emerging Markets Equity Portfolio.

EXPENSES OF THE REORGANIZATION

      The expenses relating to the proposed Reorganization will be borne by ING Investments, LLC ("ING Investments") (or an affiliate of ING Investments). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the Investment Company Act of 1940, preparation of the Registration Statement, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

FORM OF ORGANIZATION

      VP Emerging Markets Fund is an open-end management investment company organized as a Maryland corporation. The corporation is governed by a Board of Directors consisting of eleven members. For more information on the history of the corporation, see the SAI.

      JP Morgan Emerging Markets Equity Portfolio is a diversified series of ING Investors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Trust is governed by a Board of Trustees consisting of eleven members. For more information on the history of the Trust, see the SAI.

ADVISER

      ING Investments LLC ("ING Investments"), an Arizona limited liability company, is the adviser to VP Emerging Markets Fund. As of December 31, 2004, ING Investments managed over $37.3 billion in assets. ING Investments is registered with the SEC as an investment adviser. ING Investment's principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

      DSI, a New York corporation, is the adviser to JP Morgan Emerging Markets Equity Portfolio. As of December 31, 2004, DSI managed approximately $17 billion in registered investment company assets. DSI is registered with the SEC as an investment adviser and with the National Association of Securities Dealers, Inc. ("NASD") as a broker-dealer. DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

      ING Investments and DSI, subject to the supervision of the Boards of Directors/Trustees, each acts as a "manager-of-managers" for its respective Portfolio. In this capacity, ING Investments and DSI oversee the Portfolios' day-to-day operations and investment activities ING Investments and DSI both delegate to JP Morgan Investment Management, which serves as the sub-adviser to both Portfolios, the responsibility for investment management, subject to the oversight of ING Investments and DSI, respectively. ING Investments and DSI monitor the investment activities of the Sub-Adviser. From time to time, ING Investments and DSI also recommend the appointment of additional or a replacement Sub-Adviser to the Board of Directors/Trustees of their respective Portfolio.

      On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace an existing Sub-Adviser with a non-affiliated Sub-Adviser for the Portfolios, as well as change the terms of a contract with a non-affiliated Sub-Adviser without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of the Sub-Adviser of a Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.

      For information regarding the basis for the Boards' approval of portfolio management relationships, please refer to each Portfolio's Statement of Additional Information. ING Investments and DSI both have full investment discretion and ultimate authority to make all determinations with respect to the investment of their respective Portfolio's assets and the purchase and sale of portfolio securities.

DISTRIBUTOR

      ING Funds Distributor, LLC is the distributor for VP Emerging Markets Fund. It is located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

      DSI is the principal underwriter and distributor of the JP Morgan Emerging Markets Equity Portfolio. As described above, it is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. DSI is a member of the NASD.

      To obtain information about ING Funds Distributor, Inc. or DSI, each an NASD member firm, or their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

DIVIDENDS, DISTRIBUTIONS AND TAXES

      VP Emerging Markets Fund distributes substantially all its net investment income and net capital gains to Insurance Company Separate Accounts investing the Portfolio each year. However, distributions are not guaranteed, and the Board has discretion in determining the amount and frequency of any distributions. In addition, all dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' accounts.

      JP Morgan Emerging Markets Equity Portfolio distributes its net investment income, if any, on its outstanding shares annually. Any net realized long-term capital gain for the Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by the Portfolio will automatically be reinvested in additional shares of the Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a plan participant) makes an election to receive distributions in cash. Dividends or distributions by the Portfolio will reduce the per share net asset value by the per share amount paid.

      The Portfolios intend to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

      Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contacts and variable life insurance policies so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts.

      Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

      If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

      The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

      If the Reorganization Agreement is approved by VP Emerging Markets Fund's shareholders, then as soon as practicable before the Closing Date, VP Emerging Markets Fund will pay the Insurance Company Separate Accounts investing in the Portfolio a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION

      The following table shows on an unaudited basis the capitalization of each of the Portfolios as of June 30, 2005, and on a pro forma basis as of June 30, 2005 giving effect to the Reorganization:

                                                             NET ASSET VALUE            SHARES
                                             NET ASSETS          PER SHARE           OUTSTANDING
                                             -----------     ---------------         -----------
VP EMERGING MARKETS FUND                     $25,483,263          $ 8.38              3,041,429

CLASS I OF JP MORGAN EMERGING                          -               -                      -
MARKETS EQUITY PORTFOLIO

PRO FORMA -  - JP MORGAN EMERGING
MARKETS EQUITY PORTFOLIO INCLUDING
VP EMERGING MARKETS FUND                     $25,483,263          $11.56              2,204,435

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

      Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about September 23, 2005. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications. VP Emerging Markets Fund has retained Computershare Fund Services (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of the proxy solicitation is $3,500. ING Investments will bear the cost of the proxy solicitation. Shareholders of VP Emerging Markets Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

      In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-866-804-3212.

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with VP Emerging Markets Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of VP Emerging Markets Fund that may be presented at the Special Meeting.

VOTING RIGHTS

      The Separate Accounts of the Participating Insurance Companies are the record owner of the shares of the Portfolios. The Participating Insurance Companies will vote each Portfolio's shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts.

      Each shareholder of VP Emerging Markets Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

      As such, Variable Contact owners and certain annuitants and/or beneficiaries have the right to instruct the Participating Insurance Companies as to the number of shares (and fractional shares) attributable to their Variable Contract's value on the record date allocated to the Separate Account that holds shares of the VP Emerging Markets Fund. The Participating Insurance Companies will vote shares attributable to Variable Contracts in the same proportion (for, against, abstain) to those for which timely instructions are received.

      Only shareholders of VP Emerging Markets Fund at the close of business on August 16, 2005 (the "Record Date") will be entitled to be present and give voting instructions for VP Emerging Markets Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, 2,918,429.389 shares of VP Emerging Markets Fund were outstanding and entitled to vote. To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on November 9, 2005.

      Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

      To the knowledge of ING Investments, as of August 16, 2005, no current Director owns 1% or more of the outstanding shares of either Portfolio, and the officers and Trustees own, as a group, less than 1% of the shares of either Portfolio.

      APPENDIX E hereto lists the persons that, as of August 16, 2005, owned beneficially or of record 5% or more of the outstanding shares of any Class of VP Emerging Markets Fund or JP Morgan Emerging Markets Equity Portfolio.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

      VP Emerging Markets Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy
Statement/Prospectus. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

      VP Emerging Markets Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by VP Emerging Markets Fund's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

      ING Investments will furnish, without charge, a copy of the most recent Annual Report regarding either of the Portfolios and any more recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed in writing to the Portfolio at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling Shareholder Services at 1-800-992-0180.

      IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                       /s/ Huey P. Falgout, Jr.,
                                                       -------------------------
                                                       Huey P. Falgout, Jr.,
                                                       Secretary

September 23, 2005
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                                                      APPENDIX A

           REPORT FOR ING JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO

ING DEVELOPING WORLD PORTFOLIO                        PORTFOLIO MANAGER'S REPORT


The ING Developing World Portfolio (the "Portfolio")* seeks capital appreciation through investment in securities of issuers located in at least three countries with an emerging securities market. The Portfolio was until April 29, 2005 managed by Jan-Wim Derks, Director of Global Emerging Markets Equities, and Eric Conrads, Portfolio Manager, ING Investment Management Advisors B.V. -- the Sub-Adviser.**


PERFORMANCE: For the year ended December 31, 2004, the Portfolio Class S shares provided a total return of 17.76% compared to the Morgan Stanley Capital International ("MSCI") Emerging Markets ("EM") Index(1), which returned
25.95% for the same period.

PORTFOLIO SPECIFICS: Investors in emerging markets had another good year in 2004. The MSCI EM Index rose by 25.95%, after an increase of 56.3% in 2003.
For the fourth consecutive year emerging markets outperformed developed markets. This was the case during five out of the last six years, with the year 2000 being the exception. Initially the markets started the year very strongly. Across the board stock markets in emerging markets rose by almost 20% until mid April. Then fears of interest rate increases started to spook the markets. Investors began to discount faster rate increases by the U.S. Federal Reserve ("Fed") than previously anticipated. In the space of about a month markets fell by almost 25%. Only in June, when the Fed indicated that the interest rate fears were exaggerated, markets recovered and entered a phase of steady increase. During the second half of the year the markets booked a gain of 27%. Stock selection was the main source of under performance after expenses, whether analyzed by sector or country.

Stock selection detracted the most in the energy and financials sectors and in South Korea and India. It was favorable in technology and in Mexico. The best performer for the Fund was Brazilian mining company Vale do Rio Doce and the worst was Reliance Industries Ltd. from India. The Portfolio started the year with an overweight position in Asia and Latin America, and was underweight emerging Europe, Middle East and Africa ("EMEA"). Largely we kept this positioning intact during the year. Only at the end of the year after a significant rebalancing of the MSCI EM Index, whereby Taiwan's weight increased sharply and South Africa's weight dropped strongly, the Portfolio's positioning was roughly in line with the benchmark. The Asian markets have disappointed us in 2004. Particularly China, Taiwan and Thailand lagged far behind the stock markets in Latin America and EMEA. On the other hand, the Eastern European markets have surprised us on the upside. The Czech Republic, Hungary and Poland were among the best performing markets in 2004. Our low expectations for the South African market, mainly based upon a strong currency outlook, also proved to be wrong. In the Latin American region we were, and still are, most optimistic on the Brazilian market. We believe the current boom in commodity prices, as well as rising domestic consumption, form a strong stimulus for sustainable economic growth in Brazil. In EMEA, we went overweight Turkey in anticipation of the potential of future access to the European Union. Moreover, inflation has dropped to the lowest level in 25 years and economic growth is robust. In Asia, we have gradually shifted the emphasis from the big exporting nations in North Asia (China, Korea and Taiwan) to the smaller economies and markets in South East Asia (India, Indonesia, Malaysia and Thailand). We think both a further weakening of the U.S. Dollar and a global economic slowdown may put a damper on Asian exports in 2005. In the smaller Asian countries we expect the domestic consumption story to be an important driver for economies and stock markets.

CURRENT STRATEGY AND OUTLOOK: Emerging Markets have had an excellent six-month period since the end of June, after a flat first half. Over the July-December period, the MSCI EM Index was up 27% vis-a-vis a 12% increase for the MSCI World Index. We think it will be more difficult to maintain the good momentum in 2005. Global economic growth will probably be lower in 2005 compared to 2004. Export growth from emerging countries into the US and China will likely slow down in 2005. In addition, as a result of higher input prices, corporate margins may be under pressure. All these factors together could put a damper on the near term upside potential. However, on the positive side, the fundamentals of emerging markets are stronger than during previous periods of globally rising interest rates and therefore the vulnerabilities have diminished. Furthermore, although global growth has probably peaked, economic growth in emerging economies remains robust with more than 5% average growth in 2005. We still believe that the discount of emerging markets vis-a-vis developed markets is unjustified and that emerging markets continue to offer good relative value with 2005 average price-to-earnings (P/E) at around 11-12 times. Our investment strategy is to focus on countries where economic growth is robust and on companies with improving cash flows, solid balance sheets and attractive valuations. We are currently finding the best opportunities in Brazil, India, Thailand, Malaysia and Turkey. We are less positive on South Africa (the export sector), Chile, Hungary, China and Korea.


* On April 29, 2005, the ING Developing World Portfolio changed its name to ING JPMorgan Emerging Markets Equity Portfolio.


** On April 29, 2005, the Portfolio's Sub-Adviser changed from ING Investment Management Advisors B.V. to J.P. Morgan Investment Management Inc.

PORTFOLIO MANAGER'S REPORT                        ING DEVELOPING WORLD PORTFOLIO

                              [PERFORMANCE GRAPH]

ING Developing World Portfolio - Class S

                             MSCI Emerging Markets

                       PORTFOLIO                 INDEX
                       ---------                 -----
2/18/1998               $10,000                 $10,000
12/31/1998              $ 7,370                 $ 7,336
12/31/1999              $11,914                 $12,207
12/31/2000              $ 7,888                 $ 8,471
12/31/2001              $ 7,474                 $ 8,270
12/31/2002              $ 6,674                 $ 7,773
12/31/2003              $ 9,786                 $12,148
12/31/2004              $11,523                 $15,301

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                SINCE INCEPTION               SINCE INCEPTION
                                                                  OF CLASS S                    OF CLASS A
                                      1 YEAR      5 YEAR       FEBRUARY 18, 1998             SEPTEMBER 9, 2002
                                      ------      ------       -----------------             -----------------
Class A                               17.68%         --             --                            25.28%
Class S                               17.76%      (0.66)%         2.09%                              --
MSCI Emerging Markets Index(1)        25.95%       4.62%          6.42%                           32.62%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Developing World Portfolio against the MSCI Emerging Markets index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) The MSCI Emerging Markets Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(2)   Since inception performance of the index is shown from March 1, 1998.

(3)   Since inception performance of the index is shown form September 1, 2002.

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 21st day of July, 2005, by and between ING Investors Trust, a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the "Trust"), on behalf of its series, ING JP Morgan Emerging Markets Equity Portfolio (the "Acquiring Portfolio"), and ING VP Emerging Markets Fund, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the "Acquired Portfolio").

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for Class I voting shares of beneficial interest of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

      WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

      WHEREAS, the Board of Directors of the Acquired Portfolio has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

      1.1. Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio's assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Class I Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio's net assets with respect to its sole existing class ("Class I"), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2. The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

      1.3. The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume the liabilities of the Acquired Portfolio set forth in the Acquired Portfolio's Statement of Assets and Liabilities as of the Closing Date delivered by the Acquired Portfolio, to the Trust, on behalf of the Acquiring Portfolio, pursuant to paragraph 7.2 hereof. On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to the Acquired Portfolio's shareholders of record with respect to Class I of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Portfolio Shareholders"), on a pro rata basis within that class, the Acquiring Portfolio Shares of Class I received by the Acquired Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Portfolio's Class I shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of Class I Acquiring Portfolio Shares to be so credited to Class I Acquired Portfolio Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Portfolio shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in Class I shares of the Acquired Portfolio will represent a number of the same class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with
Section 2.3. The Acquiring Portfolio shall not issue certificates representing the Class I Acquiring Portfolio Shares in connection with such exchange.

      1.5. Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent, as defined in paragraph 3.3.

      1.6. Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.    VALUATION

      2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio's Board of Trustees.

      2.2. The net asset value of a Class I Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio's then-current prospectus and statement of additional information and valuation procedures established by the Acquiring Portfolio's Board of Trustees.

      2.3. The number of the Class I Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio's assets shall be determined by dividing the value of the net assets with respect to the Class I shares of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

      2.4. All computations of value shall be made by the Acquired Portfolio's designated record keeping agent and shall be subject to review by Acquiring Portfolio's record keeping agent and by each Portfolio's respective independent accountants.

3.    CLOSING AND CLOSING DATE

      3.1. The Closing Date shall be December 3, 2005, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

      3.2. The Acquired Portfolio shall direct the Bank of New York Company, Inc., as custodian for the Acquired Portfolio (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) in which the Acquired Portfolio's Assets are deposited, the Acquired Portfolio's portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

      3.3. The Acquired Portfolio shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class I shares owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

      3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Portfolio or the Board of Directors of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

      4.1. Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of the Acquired Portfolio, the Acquired Portfolio represents and warrants to the Trust as follows:

           (a) The Acquired Portfolio is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

           (b) The Acquired Portfolio is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

           (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

            (d) The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

            (e) On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

            (f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquired Portfolio's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Portfolio is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Portfolio is a party or by which it is bound;

            (g) All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

            (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Portfolio knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

            (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2004 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (j) Since December 31, 2004 there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio (For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio's portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

            (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under

Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

            (m) All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquiring Portfolio could, under certain circumstances, be held personally liable for obligations of the Acquiring Portfolio) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

            (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (o) The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

            (p) The proxy statement of the Acquired Portfolio (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      4.2. Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio as follows:

           (a) The Acquiring Portfolio is duly organized as a series of the Trust, which is a trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Trust Instrument to own all of its properties and assets and to carry on its business as it is now being conducted;

           (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, is in full force and effect;

           (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

           (d) The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

            (e) On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

            (f) The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Trust Instrument or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

            (g) Except as otherwise disclosed in writing to and accepted by the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio's financial condition or the conduct of the Acquiring Portfolio's business. The Trust, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

            (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2004 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (i) Since December 31, 2004, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio (For purposes of this subparagraph
(i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio's portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

            (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

            (l) All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

            (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (n) The Class I Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

            (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

            (p) That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.    COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

      5.1. The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

      5.2. The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3. The Acquired Portfolio covenants that the Class I Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      5.4. The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

      5.5. Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6. The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

      5.7. As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Class I Acquiring Portfolio Shares received at the Closing.

      5.8. The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      5.9. The Acquired Portfolio, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Portfolio's title to and possession of the Acquiring Portfolio's Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Portfolio's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

      5.10. The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

      The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at the Acquired Portfolio's election, to the performance by the Trust, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Trust, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      6.2. The Trust shall have delivered to the Acquired Portfolio a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Portfolio shall reasonably request;

      6.3. The Trust, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

      6.4. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of Class I to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

      The obligations of the Trust, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1. All representations and warranties of the Acquired Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      7.2. The Acquired Portfolio shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

      7.3. The Acquired Portfolio shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the

Acquired Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

      7.4. The Acquired Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Portfolio on or before the Closing Date;

      7.5. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of Class I to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

      7.6. The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

      If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Portfolio, or the Trust, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this
Agreement:

      8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the its Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither the Trust nor the Acquired Portfolio may waive the conditions set forth in this paragraph 8.1;

      8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust or the Acquired Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5. The parties shall have received the opinion of Dechert LLP addressed to the Acquired Portfolio and the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust and the Acquired Portfolio. Notwithstanding anything herein to the contrary, neither the Trust nor the Acquired Portfolio may waive the condition set forth in this paragraph 8.5.

9.    BROKERAGE FEES AND EXPENSES

      9.1. The Acquired Portfolio, and the Trust, on behalf of the Acquiring Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Portfolio (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio's prospectus and the Acquired Portfolio's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1. The Trust and the Acquired Portfolio agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.   TERMINATION

      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before March 31, 2006, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Portfolio and the Trust; provided, however, that following the meeting of the shareholders of the Acquired Portfolio pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class I Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust or the Acquired Portfolio, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: Huey Falgout, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

      14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Acquired Portfolio personally, but shall bind only the property of the Acquired Portfolio, as provided in the Articles of Incorporation of the Acquired Portfolio. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest: ING INVESTORS TRUST on behalf of its ING JP MORGAN EMERGING MARKET EQUITY PORTFOLIO series

__________________________________          By:_________________________________
SECRETARY

                                            Its:________________________________

Attest:                                     ING VP EMERGING MARKETS  FUND, INC.
                                            on behalf of its ING VP EMERGING
                                            MARKETS FUND series

__________________________________          By:_________________________________
SECRETARY

                                            Its:________________________________

                                                                      APPENDIX C

                        ADDITIONAL INFORMATION REGARDING
                 ING JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO

                                  ("PORTFOLIO")

                                SHAREHOLDER GUIDE

ABOUT YOUR INVESTMENT

      The Portfolio is available only to serve as an investment option under variable annuity contracts or variable life insurance policies issued by insurance companies that are part of the ING Group of companies. Shares of the Portfolio may be sold in the future to insurance companies that are not affiliated with ING Group.

      ING Group also offers directly to the public other ING funds that have similar names, investment objectives and strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other ING funds in size and cash flow patterns. Accordingly, the performance of the Portfolio can be expected to vary from those of the other funds.

      You do not buy, sell or exchange shares of the Portfolios. You choose investment options through your annuity contract or life insurance policy.

      The insurance company that issued your variable annuity contract or life insurance policy is responsible for investing in the Portfolios according to the investment options that you have chosen. You should consult your variable contract prospectus for additional information about how this works.

      The Trust currently does not foresee any disadvantages to investors if the Trust serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is possible that the interests of owners of variable annuity contracts and variable insurance policies for which the Trust serves as an investment medium might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees intends to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Trust might be required to redeem the investment of one or more of its separate accounts from the Trust, which might force the Trust to sell securities at disadvantageous prices.

      The Trust may discontinue offering shares of any Portfolio at any time. If a Portfolio is discontinued, any allocation to that Portfolio will be allocated to another Portfolio that the Board of Trustees believes is suitable, as long as any required regulatory standards are met.

DETERMINATION OF NET ASSET VALUE

      The NAV per share of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of the Portfolio is calculated by taking the value of the Portfolio's assets, subtracting the Portfolio's liabilities, and dividing by the number of shares that are outstanding.

      In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent the Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current NAV of the registered investment company in which the Portfolio invests.

      Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

      When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-    Securities of an issuer that has entered into a restructuring;

-    Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is not current market value quotation; and

-    Securities that are restricted as to transfer or resale.

      The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

      When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

MANAGEMENT OF THE PORTFOLIO

Investment Adviser

      Directed Services, Inc. ("DSI" or "Adviser"), a New York corporation, is the investment adviser of the Portfolio, and the Portfolio has a sub-adviser referred to herein as the "Sub-Adviser." As of December 31, 2004, DSI managed approximately $17 billion in registered investment company assets. DSI is registered with the SEC as an investment adviser and a broker-dealer. DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

      DSI, subject to the supervision of the Board, acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees its investment activities. For the Portfolio, DSI delegates to the Sub-Adviser the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Sub-Adviser. From time to time, DSI also recommends the appointment of additional or replacement Sub-Advisers to the Board. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace an existing Sub-Adviser with a non-affiliated Sub-Adviser for a Portfolio, as well as change the terms of a contract with a non-affiliated sub-adviser without submitting the contract to a vote of the portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Sub-Adviser of the Trust.

      In this event, the name of the Portfolio and its investment strategies may also change. For information regarding the basis for the Board's approval of portfolio management relationships, please refer to the Portfolio's Statement of Additional Information.

      DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

Sub-Adviser
-----------

      J.P. Morgan Investment Management Inc. ("JP Morgan") serves as the Sub-Adviser for the Portfolio and is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JP Morgan also provides discretionary investment services to institutional clients.

      The principal address of JP Morgan is 522 Fifth Avenue, New York, NY10036. As of December 31, 2004, JP Morgan and its affiliates had over $791 billion in total assets under management.

      The following persons are primarily responsible for the management of the
Portfolio:

     NAME                                        POSITION AND RECENT BUSINESS EXPERIENCE
 Austin Forey                           Mr. Forey is a Managing Director who has been employed by
                                        JP Morgan (or one of its affiliates) since 1988.

Richard Schmidt                         Mr. Schmidt is a Managing Director who has been employed
                                        by JP Morgan (or one of its affiliates) since 1988.

      The Portfolio's Statement of Additional Information, dated April 29, 2005, provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS. The SAI provides additional information about each portfolio manager's compensation other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the portfolios.

Parent Company

      DSI is a wholly owned indirect subsidiary of ING Group, a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries and more than 100,000 employees.

ADMINISTRATIVE SERVICES

      In addition to advisory services, DSI has been contracted to provide administrative and other services necessary for the ordinary operation of the Portfolio. DSI procures and pays for the services and information necessary to the proper conduct of the Portfolio's business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, Sub-Adviser, and the insurance company or companies to which the Portfolio offers its shares. DSI also reviews the Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

      The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Sub-Adviser its sub-advisory fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for the Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by DSI.

PORTFOLIO DISTRIBUTION

      DSI is the principal underwriter and distributor of the Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

      DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

      The Portfolio's shares are classified into Class I, Service Class and Service 2 Class. The classes are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio.

HOW ING COMPENSATES OFFERING THE PORTFOLIO AS AN INVESTMENT OPTION IN THEIR INSURANCE PRODUCTS

      ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolio's Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

      The distributing broker-dealer for the Portfolios is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

      The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities.

      Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

      The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolio, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

      Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

INTEREST OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

      The Portfolio is available to serve as an investment option offered through variable annuity contracts and variable life contracts and as an investment option to Qualified Plans. The Portfolio also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolio currently does not foresee any disadvantages to investors if it serves as an investment medium for variable annuity contracts and variable life insurance policies and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict.

      If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING

      The Portfolio is intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by the insurance companies and as investment options for the Qualified Plans. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

      The Portfolio rely on the financial intermediary to monitor frequent, short-term trading by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

      The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

      Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the

Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy.

      Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation polices and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

      Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

      A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (i.e., the Portfolio will post the quarter ending June 30 holdings on August 1).

      The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

REPORTS TO SHAREHOLDERS

      The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

                              FINANCIAL HIGHLIGHTS

      The information in the table below has been derived from ING JPMorgan Emerging Markets Equity Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, with the exception of the six month period ended June 30, 2005 which is unaudited.


                                                                       SERVICE 2 CLASS
                                               ----------------------------------------------------------------
                                                  (UNAUDITED)                                      SEPTEMBER 9,
                                               SIX MONTHS ENDED       YEAR ENDED DECEMBER 31,       2002(2) TO
                                                   JUNE 30,           -----------------------      DECEMBER 31,
                                                   2005(1)              2004            2003           2002
                                               ----------------       -------         -------      ------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $          10.85          9.26            6.34          6.48
   Income (loss) from investment operations:
   Net investment income                       $           0.06          0.02            0.05*        (0.01)*
   Net realized and unrealized gain (loss) on  $           0.59          1.62            2.88         (0.13)
   investments
   Total from investment operations            $           0.65          1.64            2.93         (0.14)
   Less distributions from:
   Net investment income                       $              -          0.05            0.01             -
   Total distributions                         $              -          0.05            0.01             -
   Net asset value, end of period              $          11.50         10.85            9.26          6.34
   TOTAL RETURN(3)                             %           5.99         17.68           46.25         (2.16)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $         11,365         7,223           1,955            89
   Ratios to average net assets:
   Expenses(4)                                 %           1.66          1.69            1.92          1.91
   Net investment income(4)                    %           1.36          0.40            0.91         (0.77)
   Portfolio turnover rate                     %            105           166              95           166


----------
(1) Since April 29, 2005, J.P. Morgan Investment Management Inc. served as Portfolio Manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to that date, a different firm served as Portfolio Manager. On April 29, 2005, the name of the Fund changed from ING Developing World Portfolio to ING JPMorgan Emerging Markets Equity Portfolio.


(2)   Commencement of operations.



(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(4)   Annualized for periods less than one year.



 * Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                                                                               SERVICE CLASS
                                               --------------------------------------------------------------------------
                                                  (UNAUDITED)
                                               SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                   JUNE 30,         -----------------------------------------------------
                                                    2005(1)          2004       2003         2002      2001        2000
                                               ----------------     -------    -------     ------     -------     -------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $          10.89        9.28       6.34       7.10        7.59       11.56
   Income (loss) from investment operations:
   Net investment income                       $           0.07        0.05       0.06       0.02*       0.09       (0.05)
   Net realized and unrealized gain (loss) on  $           0.60        1.60       2.90      (0.78)      (0.49)      (3.86)
   investments
   Total from investment operations            $           0.67        1.65       2.96      (0.76)      (0.40)      (3.91)
   Less distributions from:
   Net investment income                       $              -        0.04       0.02          -        0.08           -
   Net realized gain from investments          $              -           -          -          -        0.01        0.06
   Total distributions                         $              -        0.04       0.02          -        0.09        0.06
   Net asset value, end of period              $          11.56       10.89       9.28       6.34        7.10        7.59
   TOTAL RETURN(2)                             %           6.15       17.76      46.62     (10.70)      (5.25)     (33.79)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $        194,115     156,615    113,494     62,732      74,797      60,541
   Ratios to average net assets:
   Expenses(3)                                 %           1.51        1.54       1.77       1.76        1.76        1.75
   Net investment income(3)                    %           1.47        0.62       1.06       0.25        1.27       (0.39)
   Portfolio turnover rate                     %            105         166         95        166         180         130


----------
(1) Since April 29, 2005, J.P. Morgan Investment Management Inc. served as Portfolio Manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to that date, a different firm served as Portfolio Manager. On April 29, 2005, the name of the Fund changed from ING Developing World Portfolio to ING JPMorgan Emerging Markets Equity Portfolio.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3)   Annualized for periods less than one year.



 * Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                                                                      APPENDIX D

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

      The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio's outstanding shares as of August 16, 2005:

ING VP EMERGING MARKETS FUND

                                                                                      PERCENTAGE OF
                                                                                   COMBINED PORTFOLIO
      NAME AND ADDRESS OF           PERCENT OF CLASS OF SHARES    PERCENTAGE OF         AFTER THE
          SHAREHOLDER                 AND TYPE OF OWNERSHIP         PORTFOLIO        REORGANIZATION*
--------------------------------    --------------------------    -------------    ------------------
ING Life Insurance & Annuity Co          47.71%, Class I**            47.71%               6.40%
ACES Separate Acct B                        Beneficial
Valuations Processing Department
151 Farmington Ave - RSMA
Hartford, CT 06156-0001

Kemper Investors Life Insurance          29.84%, Class I**            29.84%               4.00%
Co Variable Annuity Separate                Beneficial
Account
Attn: Karen Porten
1600 McConnor Pkwy
Schaumburg, IL 60196-6800

Symetra Life Insurance Companies         15.09%, Class I**            15.09%               2.02%
Retirement Services                         Beneficial
Attn Life Finance Sep Acct
PO Box 34690
Seattle, WA 98124-1690

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

                                                                                      PERCENTAGE OF
                                                                                   COMBINED PORTFOLIO
      NAME AND ADDRESS OF           PERCENT OF CLASS OF SHARES    PERCENTAGE OF         AFTER THE
          SHAREHOLDER                 AND TYPE OF OWNERSHIP         PORTFOLIO        REORGANIZATION*
--------------------------------    --------------------------    -------------    ------------------
ING USA Annuity and Life                 98.76%, Class S              98.83%             85.58%
Insurance Company                       100.00%, Class S2
1475 Dunwoody Dr                           Beneficial
West Chester, PA 19380-1478

--------------
* On a pro forma basis, assuming that the value of the shareholder's interest in the Portfolio on the date of consummation of the Reorganization is the same as on August 16, 2005.

** ING VP Emerging Markets Fund does not have a class designation; however, the Fund's fees and expenses closely resemble the Class I structure of other ING Funds.

                                     PART B

                               ING INVESTORS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 14, 2005

Acquisition of the Assets and Liabilities of:                    By and in Exchange for Shares of:
          ING VP Emerging Markets Fund, Inc.              ING JP Morgan Emerging Markets Equity Portfolio
           7337 East Doubletree Ranch Road                       (a series of ING Investors Trust)
            Scottsdale, Arizona 85258-2034                        7337 East Doubletree Ranch Road
                                                                   Scottsdale, Arizona 85258-2034


This Statement of Additional Information ("SAI") of ING Investors Trust is available to the shareholders of ING VP Emerging Markets Fund, Inc. in connection with a proposed transaction whereby all of the assets and known liabilities of the ING VP Emerging Markets Fund, Inc. will be transferred to ING JP Morgan Emerging Markets Equity Portfolio, a series of ING Investors Trust, in exchange for shares of ING JP Morgan Emerging Markets Equity Portfolio.

This SAI consists of: (i) this cover page; (ii) the "ING JP Morgan Emerging Markets Equity Portfolio Additional Information" presented on pages 1 through 2 of this SAI, which presents certain information with respect to the management of the ING JP Morgan Emerging Markets Equity Portfolio; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

           1. The SAI for ING JP Morgan Emerging Markets Equity Portfolio, dated April 29, 2005, as filed on May 4, 2005, and the SAI for ING VP Emerging Markets Fund, dated April 29, 2005, as filed on May 3, 2005.

           2. The Financial Statements of the JP Morgan Emerging Markets Equity Portfolio and VP Emerging Markets Fund, respectively, are included in the Service Class Annual Report, dated December 31, 2004 as filed on March 8, 2005, and the Annual Report, dated December 31, 2004, as filed on March 7, 2005.

                    This Statement of Additional Information is not a
                  prospectus. A Prospectus/Proxy Statement dated September 14, 2005, relating to the Reorganization of ING VP Emerging Markets Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                 ING JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO
                             ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


TRUSTEE OWNERSHIP OF SECURITIES.............................................1
   Shareholder Ownership Policy.............................................1

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES.................................1
   Shareholder Ownership Policy.............................................1

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS.........................2
   Other Managed Accounts
   Potential Conflicts Of Interest
   Compensation Structure Of Portfolio Manager
   Portfolio Manager Ownership Of Securities

PRO FORMA FINANCIAL STATEMENTS..............................................2

                 ING JP MORGAN EMERGING MARKETS EQUITY PORTFOLIO
                             ADDITIONAL INFORMATION

TRUSTEE OWNERSHIP OF SECURITIES

Share Ownership Policy

In order to further align the interests of the Independent Trustees with shareholders, it is the policy to own beneficially shares of one or more ING Funds (each a "Fund") at all times. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy. Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2004.

                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                         SECURITIES IN ALL REGISTERED INVESTMENT
                          JP MORGAN EMERGING MARKETS     COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME OF TRUSTEES               EQUITY PORTFOLIO                  OF INVESTMENT COMPANIES

John V. Boyer(1)                      $0                                  None

Paul S. Doherty(2)                    $0                              Over $100,000

J. Michael Earley                     $0                            $50,001-- 100,000

R. Barbara Gitenstein                 $0                            $50,001-- 100,000

Patrick W. Kenny(1)                   $0                                  None

Walter H. May                         $0                              Over $100,000

Jock Patton                           $0                            $10,001-- 50,000

David W. C. Putnam                    $0                              Over $100,000

Blaine E. Rieke(2)                    $0                            $50,001-- 100,000

Roger B. Vincent                      $0                              Over $100,000

Richard A. Wedemeyer                  $0                            $50,001-- 100,000

TRUSTEES WHO ARE
"INTERESTED PERSONS"

Thomas J. McInerney                   $0                              Over $100,000

John G. Turner                        $0                              Over $100,000

(1) Commenced services as Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the board of the other Funds in the ING Complex of Funds.
(2)      Retired as Trustee on December 31, 2004.

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

Share Ownership Policy

As of December 31, 2004, none of the Independent Trustees or their immediate family members owned any shares of the ING Funds' investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

OTHER MANAGED ACCOUNTS

      The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2004.

                        REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                        COMPANIES                        VEHICLES                            OTHER ACCTS
                        -----------------------------    ------------------------------      ------------------------------
                        NUMBER
PORTFOLIO               OF           TOTAL ASSETS (IN    NUMBER OF     TOTAL ASSETS (IN      NUMBER OF     TOTAL ASSETS (IN
MANAGER                 ACCOUNTS     MILLIONS)           ACCOUNTS      BILLIONS)             ACCOUNTS      MILLIONS)
--------------------    --------     ----------------    ---------     ----------------      ---------     ----------------
Richard Schmidt         1            $112                4             $1                    4             $617
Austin Forey            0            N/A                 5             $1                    2             $32

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

      The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

      Responsibility for managing JPMorgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

      JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

      JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

      Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

      Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

      JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

      Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

      Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

      The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2004, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                         DOLLAR RANGE OF
PORTFOLIO MANAGER                        FUND SHARES OWNED
-----------------                        -----------------
Austin Forey                             None
Richard Schmidt                          None

PRO FORMA FINANCIAL STATEMENTS

Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of June 30, 2005. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

       STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 (UNAUDITED)



                                                                                ING JP MORGAN
                                                           ING VP EMERGING     EMERGING MARKETS                      PRO FORMA
                                                             MARKETS FUND      EQUITY PORTFOLIO   ADJUSTMENTS         COMBINED
                                                           ---------------     -----------------  -----------       -------------
ASSETS:

Investments in securities at value*                          $ 23,422,795        $ 194,903,546                      $ 218,326,341
Short-term investments at amortized cost                                -           26,553,737                         26,553,737
Cash                                                            1,993,106            9,811,536                         11,804,642
Foreign currencies at value**                                      62,817              388,375                            451,192
Fund shares sold                                                        -                   75                                 75
Dividends and interest receivable                                  82,328              622,580                            704,908
Prepaid expenses                                                      368                    -                                368
                                                             ------------        -------------     --------         -------------
       Total assets                                            25,561,414          232,279,849                        257,841,263
                                                             ------------        -------------     --------         -------------

LIABILITIES:
Payable for fund shares redeemed                                        -              350,433                            350,433
Payable upon receipt of securities loaned                               -           26,553,737                         26,553,737
Payable to affiliates                                              18,493              245,731                            264,224
Payable to directors                                               35,098                  486                             35,584
Other accrued expenses and liabilities                             24,560                    -                             24,560
                                                             ------------        -------------     --------         -------------
       Total liabilities                                           78,151           27,150,387                         27,228,538
                                                             ------------        -------------     --------         -------------
NET ASSETS                                                   $ 25,483,263        $ 205,129,462                      $ 230,612,725
                                                             ============        =============     ========         =============

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                              $ 26,002,744        $ 183,695,638                      $ 209,698,382
Undistributed net investment income                               177,562            1,498,744                          1,676,306
Accumulated net realized loss on investments and
 foreign currency related transactions                        (2,916,301)            1,862,685                         (1,053,616)
Net unrealized appreciation on investments and
 foreign currency related transactions                          2,219,258           18,072,395                         20,291,653
                                                             ------------        -------------     --------         -------------
NET ASSETS                                                   $ 25,483,263        $ 205,129,462                      $ 230,612,725
                                                             ============        =============     ========         =============


+ Including securities loaned at value                       $          -        $  25,601,204                      $  25,601,204
* Cost of investments in securities                          $ 21,206,363        $ 176,840,293                      $ 198,046,656
** Cost of foreign currencies                                $     60,054        $     379,080                      $     439,134

Class S2
       Net assets                                                 n/a            $  11,285,578                      $  11,285,578
       Shares authorized                                          n/a                unlimited                          unlimited
       Par value                                                  n/a            $       0.001                      $       0.001
       Shares outstanding                                         n/a                  981,301                            981,301
       Net asset value and redemption price per share             n/a            $       11.50                      $       11.50

No Class Reference/Class I
       Net assets                                            $ 25,483,263              n/a                          $  25,483,263
       Shares authorized                                      500,000,000              n/a                              unlimited
       Par value                                             $      0.001              n/a                          $       0.001
       Shares outstanding                                       3,041,429              n/a         (836,994) (A)        2,204,435
       Net asset value and redemption price per share        $       8.38              n/a                          $       11.56

Service Class
       Net assets                                                 n/a            $ 193,843,884                      $ 193,843,884
       Shares authorized                                          n/a                unlimited                          unlimited
       Par value                                                  n/a            $       0.001                      $       0.001
       Shares outstanding                                         n/a               16,775,239                         16,775,239
       Net asset value and redemption price per share             n/a            $       11.56                      $       11.56


 (A) Reflects retired shares, net of shares converted to ING JP Morgan Emerging Markets Equity Portfolio (Calculation: Net Assets/ NAV per share)

                 See Accompanying Notes to Financial Statements

                       STATEMENT OF OPERATIONS (UNAUDITED)


                                                                        ING JP MORGAN
                                                    ING VP EMERGING   EMERGING EQUITY    PRO FORMA                      PRO FORMA
                                                    MARKETS FUND FOR   PORTFOLIO FOR    COMBINED FOR                   COMBINED FOR
                                                        THE TWELVE      THE TWELVE      THE TWELVE                     THE TWELVE
                                                       MONTHS ENDED     MONTHS ENDED     MONTHS ENDED                   MONTHS ENDED
                                                      JUNE 30, 2005     JUNE 30, 2005   JUNE 30, 2005    ADJUSTMENTS   JUNE 30, 2005
                                                    ----------------  ----------------  -------------    -----------   -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes withheld*              $   525,782    $  3,657,235      $  4,183,017                   $ 4,183,017
 Interest                                                    17,805         123,467           141,272                       141,272
 Securities lending income                                        -         113,119           113,119                       113,119
                                                        -----------    ------------      ------------                   -----------
    Total investment income                                 543,587       3,893,821         4,437,408                     4,437,408
                                                        -----------    ------------      ------------                   -----------

 EXPENSES:
 Unified Fees                                                     -       1,967,152         1,967,152     293,619 (A)      2,260,771
 Distribution and service fees                                                                                                    -
    Class A                                                       -          28,580            28,580                        28,580
    Class S                                                       -         375,567           375,567                       375,567
 Investment management fees                                 197,868               -           197,868    (197,868)(A)             -
 Transfer agent fees                                          3,275               -             3,275      (3,275)(A)             -
 Administrative service fees                                 23,278               -            23,278     (23,278)(A)             -
 Shareholder reporting expense                               30,784               -            30,784     (30,784)(A)             -
 Professional fees                                           14,181               -            14,181     (14,181)(A)             -
 Custody and accounting expense                              27,390               -            27,390     (27,390)(A)             -
 Trustee fees and expenses                                      731          11,027            11,758                        11,758
 Miscellaneous expense                                        5,086               -             5,086      (5,086)(A)             -
                                                        -----------    ------------      ------------    --------
    Total expenses                                          302,593       2,382,326         2,684,919      (8,243)        2,676,676
                                                                  -               -                 -           -                 -
                                                        -----------    ------------      ------------    --------       -----------
    Net expenses                                            302,593       2,382,326         2,684,919      (8,243)        2,676,676
                                                        -----------    ------------      ------------    --------       -----------
 Net investment income                                      240,994       1,511,495         1,752,489       8,243 0.00%   1,760,732
                                                        -----------    ------------      ------------    --------       -----------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCY RELATED TRANSACTIONS:
 Net realized gain (loss) on:
    Investments                                           6,029,109      13,287,652        19,316,761                    19,316,761
    Foreign currency related transactions                  (114,746)       (469,175)         (583,921)                     (583,921)
                                                        -----------    ------------      ------------    --------       -----------
    Net realized gain on investments and foreign
     currency related transactions                        5,914,363      12,818,477        18,732,840           -        18,732,840
                                                        -----------    ------------      ------------    --------       -----------
 Net change in unrealized appreciation or
    depreciation on:
    Investments                                             202,242      25,303,347        25,505,589                    25,505,589
    Foreign currency related transactions                     4,187          80,049            84,236                        84,236
                                                        -----------    ------------      ------------    --------       -----------
    Net change in unrealized appreciation or
     depreciation on investments and
     foreign currency related transactions                 206,429       25,383,396        25,589,825           -        25,589,825
                                                        -----------    ------------      ------------    --------       -----------
     Net realized and unrealized gain on investments
      and foreign currency related transactions           6,120,792      38,201,873        44,322,665           -        44,322,665
                                                        -----------    ------------      ------------    --------       -----------
   INCREASE IN NET ASSETS RESULTING
           FROM OPERATIONS                              $ 6,361,786    $ 39,713,368      $ 46,075,154    $  8,243       $46,083,397
                                                        ===========    ============      ============    ========       ===========
--------------

*  Foreign taxes                                        $   100,870    $    589,810      $    690,680                     $ 690,680

(A) Reflects effects of new contractual rates.


                 See Accompanying Notes to Financial Statements

PORTFOLIOS OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)*



              ING JP                                                                                          ING JP
              Morgan                                                                                          Morgan
  ING VP     Emerging                                                                           ING VP       Emerging
 Emerging    Markets            Pro                                                            Emerging       Markets        Pro
  Markets     Equity           Forma                                                            Markets        Equity       Forma
---------    --------          -----                                                           --------      ---------      -----

                                      Shares                                                                   Value
-----------------------------------------------------------------------------------          --------------------------------------
COMMON STOCK: 91.5%
                                           BRAZIL: 12.5%
    9,950      82,500         92,450 @     Cia de Bebidas das Americas ADR                     $ 307,455   $ 2,549,250  $ 2,856,705
    2,150      17,780         19,930 @     Cia de Bebidas das Americas ADR                        54,739       452,679      507,418
   27,360     234,400        261,760 @     Cia Vale do Rio Doce ADR                              694,944     5,953,759    6,648,703
   11,700      98,700        110,400       Empresa Brasileira de Aeronautica SA ADR              386,919     3,264,009    3,650,928
    2,790      23,100         25,890 L     Gol Linhas Aereas Inteligentes SA ADR                  83,867       694,386      778,253
   10,100           -         10,100       Perdigao SA                                           233,093             -      233,093
   25,510     217,700        243,210       Petroleo Brasileiro SA ADR                          1,174,481    10,022,908   11,197,389
   12,500      96,300        108,800 @     Uniao de Bancos Brasileiros SA                         95,543       736,064      831,607
    5,700      49,500         55,200 @     Uniao de Bancos Brasileiros SA GDR                    220,134     1,911,690    2,131,824
                                                                                             -----------  ------------  -----------
                                                                                               3,251,175    25,584,745   28,835,920
                                                                                             -----------  ------------  -----------

                                           CHILE: 1.1%
    8,850      73,300         82,150       Banco Santander Chile SA ADR                          285,855     2,367,590    2,653,445
                                                                                             -----------  ------------  -----------
                                                                                                 285,855     2,367,590    2,653,445
                                                                                             -----------  ------------  -----------

                                           CHINA: 0.9%
  132,000   1,040,000      1,172,000 L     Anhui Conch Cement Co., Ltd.                          122,692       966,664    1,089,356
   98,000     808,000        906,000 L     Tsingtao Brewery Co., Ltd.                            105,107       866,594      971,701
                                                                                             -----------  ------------  -----------
                                                                                                 227,799     1,833,258    2,061,057
                                                                                             -----------  ------------  -----------

                                           EGYPT: 2.5%
    6,105      50,474         56,579       Orascom Telecom Holding SAE                           619,141     5,118,852    5,737,993
                                                                                             -----------  ------------  -----------
                                                                                                 619,141     5,118,852    5,737,993
                                                                                             -----------  ------------  -----------

                                           HONG KONG: 4.8%
   99,000     817,000        916,000       China Mobile Hong Kong Ltd.                           366,742     3,026,551    3,393,293
   57,000     464,000        521,000       Esprit Holdings Ltd.                                  410,906     3,344,922    3,755,828
  125,000   1,029,000      1,154,000       GOME Electrical Appliances Holdings Ltd.              107,741       886,921      994,662
   94,000     828,500        922,500 L     Yue Yuen Industrial Holdings                          286,799     2,527,795    2,814,594
                                                                                             -----------  ------------  -----------
                                                                                               1,172,188     9,786,189   10,958,377
                                                                                             -----------  ------------  -----------

                                           HUNGARY: 1.8%
    1,248      10,276         11,524 L     Gedeon Richter Rt. GDR                                185,952     1,531,124    1,717,076
    3,908      32,317         36,225       OTP Bank Rt. GDR                                      265,151     2,192,650    2,457,801
                                                                                             -----------  ------------  -----------
                                                                                                 451,103     3,723,774    4,174,877

                                                                                             -----------  ------------  -----------
                                           INDIA: 8.2%
   18,380     156,300        174,680 L     HDFC Bank Ltd. ADR                                    854,853     7,269,514    8,124,367
    4,650      38,400         43,050 L     Infosys Technologies Ltd. ADR                         360,236     2,974,848    3,335,084
    9,441      78,245         87,686 L     Ranbaxy Laboratories Ltd. GDR                         233,948     1,938,911    2,172,859
   18,424     159,265        177,689 #, L  Reliance Industries Ltd. GDR                          536,691     4,639,389    5,176,080
        -      11,635         11,635 @, I  Ultratech Cemco                                             -             -            -
                                                                                             -----------  ------------  -----------
                                                                                               1,985,728    16,822,662   18,808,390
                                                                                             -----------  ------------  -----------

              ING JP                                                                                          ING JP
              Morgan                                                                                          Morgan
  ING VP     Emerging                                                                           ING VP       Emerging
 Emerging    Markets            Pro                                                            Emerging       Markets        Pro
  Markets     Equity           Forma                                                            Markets        Equity       Forma
---------    --------          -----                                                           --------      ---------      -----

                                      Shares                                                                   Value
-----------------------------------------------------------------------------------          --------------------------------------
                                           INDONESIA: 2.7%
  565,500   4,929,000      5,494,500       Bank Rakyat Indonesia                                 167,557     1,460,453    1,628,010
   11,170      92,500        103,670 @, L  Telekomunikasi Indonesia Tbk PT ADR                   232,895     1,928,625    2,161,520
  631,000   5,223,500      5,854,500       Unilever Indonesia Tbk PT                             262,851     2,175,918    2,438,769
                                                                                             -----------  ------------  -----------
                                                                                                 663,303     5,564,996    6,228,299
                                                                                             -----------  ------------  -----------

                                           ISRAEL: 0.8%
   60,240     498,811        559,051       Bank Hapoalim Ltd.                                    189,138     1,566,136    1,755,274
                                                                                             -----------  ------------  -----------
                                                                                                 189,138     1,566,136    1,755,274
                                                                                             -----------  ------------  -----------

                                           LUXEMBOURG: 1.5%
    5,000      39,100         44,100 L     Tenaris SA ADR                                        391,350     3,060,357    3,451,707
                                                                                             -----------  ------------  -----------
                                                                                                 391,350     3,060,357    3,451,707
                                                                                             -----------  ------------  -----------

                                           MALAYSIA: 2.1%
   30,500     252,300        282,800       British American Tobacco Malaysia Bhd                 335,099     2,771,980    3,107,079
   75,300     590,400        665,700       Maxis Communications Bhd                              191,988     1,505,305    1,697,293
                                                                                             -----------  ------------  -----------
                                                                                                 527,087     4,277,285    4,804,372
                                                                                             -----------  ------------  -----------

                                           MEXICO: 6.7%
   39,640     328,200        367,840       Alfa SA de CV                                         224,778     1,861,050    2,085,828
   13,810     117,600        131,410 L     America Movil SA de CV ADR                            823,213     7,010,137    7,833,350
  145,800   1,218,000      1,363,800       Wal-Mart de Mexico SA de CV                           591,564     4,941,869    5,533,433
                                                                                             -----------  ------------  -----------
                                                                                               1,639,555    13,813,056   15,452,611
                                                                                             -----------  ------------  -----------

                                           MOROCCO: 0.5%
   14,886     116,766        131,652       Maroc Telecom                                         137,506     1,078,597    1,216,103
                                                                                             -----------  ------------  -----------
                                                                                                 137,506     1,078,597    1,216,103
                                                                                             -----------  ------------  -----------

                                           POLAND: 0.7%
    3,920      32,479         36,399 L     Bank Pekao SA GDR                                     166,606     1,380,408    1,547,014
                                                                                             -----------  ------------  -----------
                                                                                                 166,606     1,380,408    1,547,014
                                                                                             -----------  ------------  -----------

                                           RUSSIA: 4.0%
    6,020      49,900         55,920 L     Mobile Telesystems OJSC ADR                           202,573     1,679,135    1,881,708
    8,104      67,103         75,207 L     OAO Gazprom ADR                                       290,954     2,409,170    2,700,124
      339       2,755          3,094       Sberbank RF                                           223,740     1,818,300    2,042,040
    8,420      69,700         78,120 @, L  Vimpel-Communications ADR                             286,533     2,371,891    2,658,424
                                                                                             -----------  ------------  -----------
                                                                                               1,003,800     8,278,496    9,282,296
                                                                                             -----------  ------------  -----------

                                           SOUTH AFRICA: 8.4%
  133,344   1,103,973      1,237,317 @     African Bank Investments Ltd.                         372,350     3,082,739    3,455,089
      626       4,914          5,540       FirstRand Ltd.                                          1,300        10,194       11,494
    4,762      39,510         44,272       Impala Platinum Holdings Ltd.                         424,536     3,522,349    3,946,885
   12,357     102,273        114,630 @     Imperial Holdings Ltd.                                188,905     1,563,469    1,752,374
      966       7,994          8,960 @     Lereko Mobility Proprietary Ltd.                        4,808        39,792       44,600
   32,552     269,494        302,046       Massmart Holdings Ltd.                                218,196     1,806,421    2,024,617
   96,408     798,190        894,598       RMB Holdings Ltd.                                     320,773     2,655,771    2,976,544
  241,440   1,998,968      2,240,408       Steinhoff Intl. Holdings Ltd.                         554,997     4,595,018    5,150,015
                                                                                             -----------  ------------  -----------
                                                                                               2,085,865    17,275,753   19,361,618
                                                                                             -----------  ------------  -----------

                                           SOUTH KOREA: 20.8%
    5,620      46,490         52,110       Hyundai Mobis                                         375,932     3,109,797    3,485,729
    7,460      61,850         69,310       Hyundai Motor Co.                                     411,347     3,410,432    3,821,779
   13,133     112,716        125,849       Kookmin Bank                                          593,283     5,091,953    5,685,236
   33,567     278,282        311,849 #, L  KT&G Corp. GDR                                        662,277     5,490,504    6,152,781
    2,293      18,887         21,180       POSCO                                                 399,723     3,292,440    3,692,163
    3,273      27,910         31,183       Samsung Electronics Co., Ltd.                       1,551,578    13,230,837   14,782,415
    2,226      18,441         20,667       Shinsegae Co., Ltd.                                   699,006     5,790,823    6,489,829
        5           -              5 @     SK Telecom Co., Ltd.                                      879             -          879
   20,140     175,800        195,940 L     SK Telecom Co., Ltd. ADR                              410,856     3,586,320    3,997,176
                                                                                             -----------  ------------  -----------
                                                                                               5,104,881    43,003,106   48,107,987
                                                                                             -----------  ------------  -----------

                                           TAIWAN: 8.4%
  328,960   2,578,559      2,907,519       Chinatrust Financial Holding Co.                      358,155     2,807,405    3,165,560

              ING JP                                                                                          ING JP
              Morgan                                                                                          Morgan
  ING VP     Emerging                                                                           ING VP       Emerging
 Emerging    Markets            Pro                                                            Emerging       Markets        Pro
  Markets     Equity           Forma                                                            Markets        Equity       Forma
---------    --------          -----                                                           --------      ---------      -----

                                      Shares                                                                   Value
-----------------------------------------------------------------------------------          --------------------------------------
  162,000   1,267,000      1,429,000       Chunghwa Telecom Co., Ltd.                            330,964     2,588,463    2,919,427
  124,239     978,000      1,102,239 @     HON HAI Precision Industry Co., Ltd.                  645,182     5,078,822    5,724,004
   67,000     529,000        596,000       President Chain Store Corp.                           132,230     1,044,025    1,176,255
  136,000   1,065,000      1,201,000 @     Synnex Technology Intl. Corp.                         197,838     1,549,247    1,747,085
   58,800     461,159        519,959 @, L  Taiwan Semiconductor Manufacturing
                                           Co. Ltd. ADR                                          536,255     4,205,768    4,742,023
                                                                                             -----------  ------------  -----------
                                                                                               2,200,624    17,273,730   19,474,354*
                                                                                             -----------  ------------  -----------

                                           TURKEY: 2.3%
   43,090     356,784        399,874       Akbank TAS                                            244,670     2,025,857    2,270,527
   14,429     119,497        133,926       Anadolu Efes Biracilik Ve Malt
                                           Sanayii AS                                            329,267     2,726,898    3,056,165
        1           -              1       KOC Holding AS                                              3             -            3
                                                                                             -----------  ------------  -----------
                                                                                                 573,940     4,752,755    5,326,695*
                                                                                             -----------  ------------  -----------

                                           UNITED KINGDOM: 0.8%
    7,999      66,542         74,541       Anglo American PLC                                    187,133     1,556,723    1,743,856
                                                                                             -----------  ------------  -----------
                                                                                                 187,133     1,556,723    1,743,856*
                                                                                             -----------  ------------  -----------
               Total Common Stock
                                                                                             -----------  ------------  -----------
                                              (Cost $20,678,445, $170,559,485
                                              and $191,237,930)                               22,863,777   188,118,468  210,982,245*
                                                                                             -----------  ------------  -----------

PREFERRED STOCK: 3.2%
                                           BRAZIL: 3.2%
    3,040      28,050         31,090       Banco Itau Holding Financeira SA                      559,018     5,158,040    5,717,058
        -      70,500         70,500       Perdigao SA                                                 -     1,627,038    1,627,038

               Total Preferred Stock
                                                                                             -----------  ------------  -----------
                                              (Cost $527,918, $6,240,808
                                              and $6,768,726)                                    559,018     6,785,078    7,344,096*
                                                                                             -----------  ------------  -----------

               Total Long-Term Investments
                                                                                             -----------  ------------  -----------
                                              (Cost $21,206,363, $176,840,293
                                              and $198,046,656)                               23,422,795   194,903,546  218,326,341*
                                                                                             -----------  ------------  -----------




              ING JP                                                                                          ING JP
              Morgan                                                                                          Morgan
  ING VP     Emerging                                                                           ING VP       Emerging
 Emerging    Markets            Pro                                                            Emerging       Markets        Pro
  Markets     Equity           Forma                                                            Markets        Equity       Forma
---------    --------          -----                                                           --------      ---------      -----

                                Principal Amount                                                               Value
-----------------------------------------------------------------------------------          --------------------------------------

SHORT-TERM INVESTMENTS: 11.5%
                                           Securities Lending CollateralCC: 11.5%
 $     -     $26,553,737   $ 26,553,737    The Bank of New York Institutional Cash
                                           Reserves Fund                                               -    26,553,737   26,553,737
                                                                                                            ----------   ----------

             Total Short-Term Investments
                                                                                             -----------  ------------  -----------
                                              (Cost -, $26,553,737 and $26,553,737)                    -    26,553,737   26,553,737
                                                                                             -----------  ------------  -----------

Total Investments In Securities (Cost $21,206,363, $203,394,030 and $224,600,393)*   106.2%  $23,422,795  $221,457,283  244,880,078
Other Assets and Liabilities--Net                                                     (6.2)   2,060,468   (16,327,821) (14,267,353)
                                                                                             -----------  ------------  -----------
Net Assets                                                                           100.0%  $25,483,263  $205,129,462  230,612,725
                                                                                             ===========  ============  ===========




      Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@     Non-income producing security

ADR   American Depositary Receipt

GDR   Global Depositary Receipt

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc    Securities purchased with cash collateral for securities loaned.

I     Illiquid security

L     Loaned security, a portion or all of the security is on loan at June 30, 2005.

X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

* Cost for federal income tax purposes is $21,251,846, $203,738,058 and $224,990,966.

      Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                                                $2,287,375       $18,555,464        20,842,839
      Gross Unrealized Depreciation                                                  (116,426)         (836,239)         (952,665)
                                                                                   ----------       -----------        ----------
      Net Unrealized Appreciation                                                  $2,170,949       $17,719,225        19,890,174
                                                                                   ==========       ===========        ==========





Industry                                           Percentage of Net Assets
--------------------------------------------------------------------------------
Aerospace/Defense                              1.5%          1.6%           1.6%
Agriculture                                    3.9           4.0            4.0
Airlines                                       0.3           0.4            0.4
Apparel                                        1.1           1.2            1.2
Auto Manufacturers                             1.6           1.7            1.7
Auto Parts and Equipment                       1.5           1.5            1.5
Banks                                         16.7          17.4           17.3
Beverages                                      3.1           3.2            3.2
Building Materials                             0.5           0.5            0.5
Chemicals                                      2.1           2.3            2.3
Computers                                      0.8           0.8            0.8
Distribution/Wholesale                         1.6           1.3            1.3
Diversified Financial Services                 2.7           2.8            2.8
Electrical Components and Equipment            6.1           6.5            6.5
Electronics                                    2.5           2.5            2.5
Food                                           0.9           0.8            0.8
Holding Companies-Diversified                  2.0           2.1            2.1
Home Furnishings                               2.2           2.2            2.2
Household Products/Wares                       1.0           1.1            1.1
Iron/Steel                                     3.1           3.1            3.1
Mining                                         5.1           5.4            5.4
Oil and Gas                                    5.8           6.1            6.1
Pharmaceuticals                                1.6           1.7            1.7
Retail                                         6.5           6.6            6.6
Semiconductors                                 2.1           2.1            2.1
Software                                       1.4           1.5            1.5
Telecommunications                            14.2          14.5           14.5
Securities Lending Collateral                   --          12.9           11.5
Other assets and liabilities, net              8.1          (7.8)          (6.1)
                                             -----         -----          -----
Total net assets                             100.0%        100.0%         100.0%
                                             =====         =====          =====


* As of the date of the Pro Forma Financial Statements, all of the securities held by the Acquired Portfolio will comply with compliance guidelines and restrictions of the Acquiring Portfolio.

          NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


NOTE 1 - BASIS OF COMBINATION:

     The Board of Trustees of the ING VP Emerging Markets Fund, Inc. ("VP Emerging Markets") and the Board of Directors of the ING JPMorgan Emerging Markets Equity Portfolio ("JPMorgan Emerging Markets Equity"), approved an Agreement and Plan of Reorganization dated July 21, 2005 (the "Plan") whereby, subject to approval by the shareholders of VP Emerging Markets, JPMorgan Emerging Markets Equity will acquire all of the assets of the VP Emerging Markets, subject to the liabilities of such Fund, in exchange for a number of shares of JPMorgan Emerging Markets Equity equal in value to the net assets of VP Emerging Markets (the "Merger").

     The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2005. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of VP Emerging Markets and JPMorgan Emerging Markets Equity at June 30, 2005. The unaudited pro forma statement of operations reflects the results of operations of VP Emerging Markets and JPMorgan Emerging Markets Equity for the year ended June 30, 2005. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for VP Emerging Markets and JPMorgan Emerging Markets Equity under accounting principles generally accepted in the United States of America for investment companies. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of JPMorgan Emerging Markets Equity for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

     Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of Trustees/Directors ("Board") of the Funds. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - CAPITAL SHARES:

     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of VP Emerging Markets by JPMorgan Emerging Markets Equity as of June 30, 2005. The number of additional shares issued was calculated by dividing the net asset value of each Class of VP Emerging Markets by the respective Class net asset value per share of JPMorgan Emerging Markets Equity.

NOTE 4  - UNAUDITED PRO FORMA ADJUSTMENTS:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2005. VP Emerging Markets expenses were adjusted assuming JPMorgan Emerging Markets Equity's fee structure was in effect for the year ended June 30, 2005.

NOTE 5 - MERGER COSTS:

     No merger costs are to be incurred by the Funds. ING Investments, LLC, the Investment Adviser to the Funds, will bear the cost of the merger expense of the Funds carrying out their obligations under the Plan including merger related legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

NOTE 6 - USE OF ESTIMATES

     Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

NOTE 7 - FEDERAL INCOME TAXES:

     It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

                       ING VP EMERGING MARKETS FUND, INC.

 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 10, 2005. THIS PROXY IS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoint(s) HUEY P. FALGOUT, JR., THERESA K. KELETY, AND TODD MODIC or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on November 10, 2005 at 10:00 a.m., Local time, and at any adjournment(s) or postponement(s) thereof.

      This proxy will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS.

      PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

        Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among ING VP Emerging Markets Fund and ING JPMorgan Emerging Markets Equity Portfolio, providing for the reorganization of ING VP Emerging Markets Fund with and into ING JPMorgan Emerging Markets Equity Portfolio; and

      For [  ]                  Against [  ]               Abstain [  ]

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

      For [  ]                  Against [  ]               Abstain [  ]

      This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

__________________________________                      _______________
Signature(s) (if held jointly)                          Date

                                     PART C:
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Reference is made to Article V, Section 5.4 of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee's serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

The Trust has a management agreement with Directed Services Inc. ("DSI"), and the Trust and DSI have various portfolio management agreements with the portfolio managers (the "Agreements"). Generally, the Trust will indemnify DSI and the portfolio managers under the Agreements for acts and omissions by DSI and/or the portfolio managers. Also, DSI will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSI nor the portfolio managers are indemnified for acts or omissions where DSI and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence and/or by reason of reckless disregard.

The Trust has a management agreement with ING Investments, LLC ("ING Investments") with respect to the LifeStyle and American Fund Portfolios.

Generally, the Trust will indemnify ING Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and ING Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the ING Investment's duties, or by reason of reckless disregard of the its obligations and duties under the agreement.

Section 6 of the Distribution Agreement between the Trust and Directed Services, Inc. ("DSI") provides the following:

DSI shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

Section 7 of the Administration Agreement between the Trust and ING Funds Services LLC provides the following:

The Administrator may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Administrator nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Administrator's duties, or by reason of reckless disregard of the Administrator's obligations and duties under this Agreement. The liability incurred by the Administrator pursuant to this paragraph 7 in any year shall be limited to the revenues of the Administrator derived from the Trust in that fiscal year of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

(1)   (a)   Amended and Restated Agreement and Declaration of Trust dated
            February 26, 2002 - previously filed as an exhibit to Post-Effective
            Amendment no. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, the GCG Trust) filed on April 30,
            2003, File No. 33-23512, and incorporated herein by reference.

      (b) Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17) - previously filed as an exhibit to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, the GCG Trust) filed on April 30, 2003, File No. 33-23512, and incorporated herein by reference.

      (c) Amendment #2 dated May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 - previously filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N1A of the ING Investors Trust (formerly, The GCG Trust) filed on August 1, 2003, File No. 33-23512, and incorporated herein by reference.

      (d) Amendment #3 dated June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 - previously filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N1A of the ING Investors Trust (formerly, The GCG Trust) filed on August 1, 2003, File No. 33-23512, and incorporated herein by reference.

      (e) Amendment #4 dated June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 - previously filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N1A of the ING Investors Trust (formerly, The GCG Trust) filed on August 1, 2003, File No. 33-23512, and incorporated herein by reference.

      (f) Amendment #5 dated August 25, 2003 to the Trust's Amended and Restated Agreement and Declaration of Trust dated February 26, 2002
            - previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

(g) Amendment #6 dated September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 - previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

(h) Amendment #7 dated September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 - previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

(i) Amendment #9 dated November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust - previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

(j) Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

(k) Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

(l) Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

(m) Amendment #13, effective August 1, 2004, to The Amended and Restated Agreement and Declaration of Trust -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(n) Amendment #14, effective August 6, 2004, to The Amended and Restated Agreement and Declaration of Trust -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(o) Amendment #15, effective September 3, 2004, to The Amended and Restated Agreement and Declaration of Trust -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(p) Amendment #16 effective November 8, 2004 to The Amended and Restated Agreement and Declaration of Trust -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (q) Amendment #17 effective February 1, 2005 to The Amended and Restated Agreement and Declaration of Trust -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (r) Amendment #18 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (s) Amendment #19 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (t) Amendment to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio - To be filed with subsequent Post-Effective Amendment.

      (u) Amendment to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio - To be filed with subsequent Post-Effective Amendment.

      (v) Amendment to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Advantage Mid Cap Disciplined Portfolio - To be filed with subsequent Post-Effective Amendment.

      (w) Amendment to The Amended and Restated Agreement and Declaration of Trust with regard to addition of ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, ING MarketPro, and ING VP Index Plus International Equity Portfolios - To be filed with subsequent Post-Effective Amendment.

(2) By-laws - previously filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on May 3, 1999, File No. 33-23512, and incorporated herein by reference.

(3)   Not Applicable.

(4) Form of Agreement and Plan of Reorganization between ING Investors Trust, on behalf of its ING JP Morgan Emerging Markets Equity Portfolio series and ING VP Emerging Markets Fund, Inc. - filed as an Exhibit to the Registrant's Registration on Form N-14 filed electronically on August 4, 2005 and incorporated herein by reference.

(5) Instruments Defining Rights of Security Holders - previously filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on May 3, 1999, File No. 33-23512, and incorporated herein by reference.

(6)   (a)   (i)   Management Agreement dated October 24, 1997 as amended May 24,
                  2002 - previously filed as an exhibit to Post-Effective
                  Amendment No. 59 to the

         Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

(ii) Amended Schedule A -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(iii) Form of Amended Schedule B Compensation for Services to Series -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(iv) Form of letter agreement to waive a portion of the management fee for ING Capital Guardian U.S. Equities, ING JPMorgan Small Cap Equity, ING Mercury Focus Value, ING Mercury Large Cap Growth, and ING UBS U.S. Allocation Portfolios -- previously filed as an exhibit to Post-Effective No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 29, 2005, File No. 33-23512.

(v) Investment Management Agreement dated August 21, 2003 for ING American Funds Growth, ING American Funds International, and ING American Funds Growth-Income Portfolios (20) -- previously filed as an exhibit to Post-Effective No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512.

(vi) First Amendment to Investment Management Agreement effective September 2, 2004 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(vii) Investment Management Agreement between ING Investors Trust and ING Investments, LLC dated February 25, 2004 (24) -- previously filed as an exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

(viii) First Amendment to Management Agreement effective September 2, 2004 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(ix) Amended Schedule A with respect to the Management Agreement between ING Investors Trust and ING Investments, LLC - To be filed with subsequent Post-Effective Amendment.

(x) Investment Management Agreement dated April 29, 2005 with respect to ING FMR(SM) Earnings Growth Portfolio, ING JPMorgan Value Opportunities Portfolio, ING Marsico International Opportunities Portfolio, and ING MFS Utilities Portfolio -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust
            as filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(b)   Portfolio Management Agreements

      (i) Portfolio Management Agreement with T. Rowe Price Associates, Inc. dated October 24, 1997 -- previously filed as an exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of the (formerly, The GCG Trust) ING Investors Trust as filed on May 3, 1999, File No. 33-23512, and incorporated herein by reference.

            (A) Schedule A to Portfolio Management Agreement -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

            (B) Amended Schedule B Compensation for Services to Series -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

            (C) Amendment to Portfolio Manager Agreement with T. Rowe Price Associates, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, the GCG Trust) filed on February 8, 2002, File No. 33-23512, and incorporated herein by reference.

            (D) Second Amendment dated September 1, 2003 to Portfolio Manager Agreement with T. Rowe Price Associates, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

      (ii) Portfolio Management Agreement with Eagle Asset Management, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 26, 1997, File No. 33-23512, and incorporated herein by reference.

            (A) Schedule A and Amended Schedule B Compensation for Services to Series (25) -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

            (B) First Amendment dated September 1, 2003 to Portfolio Manager Agreement with Eagle Asset Management, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

 (iii) Form of Amended and Restated Portfolio Management Agreement with Massachusetts Financial Services Company dated August 10, 1998 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.


      (A) Termination Letter with regard to ING MFS Research Portfolio dated September 8, 2004 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(iv) Form of Portfolio Management Agreement with Baring International Investment Limited dated March 31, 2005 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(v) Portfolio Management Agreement with A I M Capital Management, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on May 3, 1999, File No. 33-23512, and incorporated herein by reference.

      (A) Schedule A -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (B) Amended Schedule B -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

      (C)   Amendment No. 1 to Sub-Advisory Agreement effective January 3, 2000
            (9) -- previously filed as an exhibit to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on February 29, 2000, File No. 33-23512, and incorporated herein by reference.

      (D) Amendment #2 effective April 14, 2003 to Sub-Advisory Agreement with AIM Capital Management, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

      (E) Third Amendment effective July 1, 2003 to Sub-advisory Agreement with AIM Capital Management, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form

            N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

      (F) Fourth Amendment effective September 1, 2003 to Sub-Advisory Agreement with AIM Capital Management, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

(vi) Portfolio Management Agreement with Alliance Capital Management L.P. dated February 26, 1999 -- previously filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on May 3, 1999, File No. 33-23512, and incorporated herein by reference.

      (A) Schedule A and Schedule B Compensation for Services to Series -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (B) First Amendment dated September 1, 2003 to Portfolio Management Agreement with Alliance Capital Management, L.P. -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

(vii) Portfolio Management Agreement with Salomon Brothers Asset Management Inc. dated February 1, 2000 -- previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

      (A) Schedule A -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (B) Amended Schedule B Compensation for Services to Series -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

      (C) Amendment dated January 1, 2002 to Portfolio Management Agreement with Salomon Brothers Asset Management Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on February 8, 2002, File No. 33-23512, and incorporated herein by reference.

         (D) Second Amendment dated September 1, 2003 to Portfolio Management Agreement with Salomon Brothers Asset Management, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

(viii) Portfolio Management Agreement with Capital Guardian Trust Company dated January 28, 2000 -- previously filed as an exhibit to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on February 29, 2000, File No. 33-23512, and incorporated herein by reference.

         (A) Schedule A -- previously filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 29, 2005, File No. 33-23512, and incorporated herein by reference.

         (B) Schedule B Compensation for Services to Series -- previously filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 29, 2005, File No. 33-23512, and incorporated herein by reference.

         (C) Form of First Amendment dated September 1, 2003 to Portfolio Management Agreement with Capital Guardian Trust Company -- previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

(ix) Form of Amended and Restated Portfolio Management Agreement with Fidelity Management & Research Company dated May 2, 2005 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(x) Portfolio Management Agreement with Goldman Sachs & Company dated May 1, 2001 -- previously filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on August 1, 2003, File No. 33-23512, and incorporated herein by reference.

         (A) Assumption Agreement between Goldman Sachs & Co. and Goldman Sachs Asset Management, L.P. dated June 10, 2003 -- previously filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on August 1, 2003, File No. 33-23512, and incorporated herein by reference.

         (B) Form of First Amendment dated July 1, 2003 to Portfolio Management Agreement with Goldman Sachs & Company -- previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

      (C) Form of Second Amendment dated September 1, 2003 to Portfolio Management Agreement with Goldman Sachs & Company -- previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

      (D) Amended Schedule B Compensation for Services to Series -- previously filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 29, 2005, File No. 33-23512, and incorporated herein by reference.

(xi) Portfolio Management Agreement with Pacific Investment Management Company, LLC dated April 30, 2001 -- previously filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on August 1, 2003, File No. 33-23512, and incorporated herein by reference.

      (A) Amended Schedule A and Amended Schedule B Compensation for Services to Series -- previously filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 29, 2005, File No. 33-23512, and incorporated herein by reference.

      (B) Form of First Amendment dated September 1, 2003 to Portfolio Management Agreement with Pacific Investment Management Company, LLC -- previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

(xii) Portfolio Management Agreement with Morgan Stanley Investment Management Inc. dated May 1, 2002 -- previously filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on August 1, 2003, File No. 33-23512, and incorporated herein by reference.

      (A) Schedule A -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (B) Schedule B -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the

               ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

         (C) Form of First Amendment dated September 1, 2003 to Portfolio Management Agreement with Morgan Stanley Investment Management, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

         (D) Sub-Advisory Agreement dated December 1, 2003 between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

(xiii) Portfolio Management Agreement with J.P. Morgan Fleming Asset Management (USA), Inc. dated March 26, 2002 -- previously filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on August 1, 2003, File No. 33-23512, and incorporated herein by reference.

         (A) Schedule A and Schedule B Compensation for Services to Series -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

         (B) First Amendment dated September 1, 2003 to Portfolio Management Agreement with J.P. Morgan Fleming Asset Management (USA), Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

         (C) Assumption letter dated October 28, 2003, to Portfolio Management Agreement with J.P. Morgan Fleming Asset Management (USA), Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

(xiv) Portfolio Management Agreement with Janus Capital Management LLC April 3, 2002 -- previously filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on August 1, 2003, File No. 33-23512, and incorporated herein by reference.

         (A) Schedule A -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the

            ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (B) Schedule B - Compensation for Services to Series -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (C) First Amendment effective July 1, 2003 to Portfolio Management Agreement between Janus Capital Management LLC -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

      (D) Second Amendment dated September 1, 2003 with respect to the Portfolio Management Agreement with Janus Capital Management LLC -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

      (E) Termination Letter with respect to the Portfolio Management Agreement between Janus Capital Management LLC and Registrant regarding ING Janus Growth and Income Portfolio -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

(xv) Portfolio Management Agreement with UBS Global Asset Management (Americas) Inc. dated May 1, 2003 -- previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

      (A) Schedule B - Compensation for Services to Series -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (B) Form of First Amendment dated September 1, 2003 to Portfolio Management Agreement with UBS Global Asset Management (Americas) Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

(xvi) Form of Amended and Restated Portfolio Management Agreement with Marsico Capital Management, LLC -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(xvii) Sub-Advisory Agreement with Julius Baer Investment Management LLC dated September 2, 2003 -- previously filed as an exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on September 2, 2003, File No. 33-23512, and incorporated herein by reference.

(xviii) Sub-Advisory Agreement with Aeltus Investment Management, Inc. dated August 1, 2003 -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

         (A) Amended Schedule A with respect to the Sub-Advisory Agreement between Directed Services, Inc. and Aeltus Investment Management, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

         (B) First Amendment dated September 1, 2003 to Portfolio Management Agreement with Aeltus Investment Management, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

(xix) Sub-Advisory Agreement with ING Investment Management Co. and ING Investments, LLC with respect to ING MarketStyle Portfolios - To be filed with subsequent Post-Effective Amendment.

(xx) Portfolio Management Agreement with Jennison Associates, LLC dated July 31, 2002 -- previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

         (A) First Amendment dated September 1, 2003 to Portfolio Management Agreement between Jennison Associates, LLC -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

(xxi) Portfolio Management Agreement with Fund Asset Management, L.P. dated May 1, 2002 -- previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

         (A) First Amendment dated September 1, 2003 to Portfolio Management Agreement with Fund Asset Management, L.P. -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration

               Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

(xxii) Portfolio Management Agreement with Evergreen Investment Management Company, LLC for ING Evergreen Health Sciences Portfolio and ING Evergreen Omega Portfolio dated May 3, 2004 -- previously filed as an exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

(xxiii) Portfolio Management Agreement with Legg Mason Funds Management, Inc. dated May 3, 2004 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(xxiv) Portfolio Management Agreement with ING Investment Management Advisors B.V., dated March 1, 2004 -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

         (A) Amended Schedule A with respect to the Portfolio Management Agreement with ING Investment Management Advisors B.V. -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

         (B) Amended Schedule B, Compensation for Services to the Series, with respect to the Portfolio Management Agreement with ING Investment Management Advisors B.V. -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

         (C) Termination Letter with respect to the Portfolio Management Agreement between ING Investment Management Advisors B.V. and ING Investors Trust dated February 25, 2005 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(xxv) Portfolio Management Agreement with Pioneer Investment Management, Inc. dated April 29, 2005 -- previously filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 29, 2005, File No. 33-23512, and incorporated herein by reference.

(xxvi) Portfolio Management Agreement with OppenheimerFunds, Inc. dated November 8, 2004 -- previously filed as an exhibit to Post-Effective Amendment

                     No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

            (xxvii) Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. - To be filed with subsequent Post-Effective Amendment.

(7)   (a)   Amended and Restated Distribution Agreement dated June 14, 1996, as
            Amended and Restated February 26, 2002 -- previously filed as an exhibit to Post-Effective Amendment No. 51 to the Registration
            Statement on Form N-1A of the ING Investors Trust (formerly, The GCG
            Trust) filed on April 30, 2003, File No. 33-23512, and incorporated herein by reference.

      (b) Amendment to Amended and Restated Distribution Agreement as of October 1, 2003 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (c) Amended Schedule A effective May 2, 2005 Schedule of Series with respect to ING Investors Trust Amended and Restated Distribution Agreement -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (d) Distribution Agreement dated August 21, 2003 between ING Investors Trust and Directed Services, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

            (i) Amendment dated October 1, 2003 to Distribution Agreement dated August 21, 2003 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

            (ii) Amended Schedule A to Distribution Agreement for the American Funds Portfolios and LifeStyle Portfolios -- previously filed as an exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

      (e) Distribution Agreement dated April 29, 2005 between ING Investors Trust and Directed Services, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

            (i) Amended Schedule A with respect to ING Investors Trust Distribution Agreement - To be filed with subsequent Post-Effective Amendment.

      (f) Distribution Plan dated November 5, 2003 -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING

            Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

            (i) Amended Schedule A Schedule of Series with Respect to ING Investors Trust Distribution. - To be filed with subsequent Post-Effective Amendment.

            (ii) Reduction in fee letter for Class A (to be renamed Service 2 Class) shares dated January 6, 2005 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (g) Amended and Restated Shareholder Service and Distribution Plan for Adviser Class (formerly, Retirement Class) dated January 6, 2005 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

            (i) Reduction in fee letter for Adviser Class shares dated January 6, 2005 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(8)   Not Applicable.

(9)   (a)   Custody Agreement with The Bank of New York dated January 6, 2003 --
            previously filed as an exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust
            (formerly, The GCG Trust) filed on September 2, 2003, File No.
            33-23512, and incorporated herein by reference.

            (i) Amended Exhibit A to Custody Agreement - To be filed with subsequent Post-Effective Amendment.

      (b) Foreign Custody Manager Agreement dated January 6, 2003 -- previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

            (i) Amended Exhibit A to the Foreign Custody Agreement - To be filed with subsequent Post-Effective Amendment.

(10)  (a)   ING Investors Trust Rule 12b-1 Distribution Plan for ING American
            Fund Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth - Income Portfolio dated September 2,
            2003 -- previously filed as an exhibit to Post-Effective Amendment
            No. 57 to the Registration Statement on Form N-1A of the ING
            Investors Trust (formerly, The GCG Trust) filed on November 5, 2003,
            File No. 33-23512, and incorporated herein by reference.

      (b) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust approved March 30, 2005 -- previously filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 29, 2005, File No. 33-23512, and incorporated herein by reference.

      (c) Amended Schedule A with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust. - To be filed with subsequent Post-Effective Amendment.

(11) Form of Opinion and Consent of Counsel - filed as an Exhibit to the Registrant's Registration Statement on Form N-14 filed electronically on August 4, 2005 and incorporated herein by reference.

(12) Opinion and Consent of Counsel Supporting Tax Matters and Consequences - To be filed by subsequent post-effective amendment.

(13)  (a)   (i)   Administrative Services Sub-Contract between DSI, Inc. and ING
                  Funds Services, LLC dated January 2, 2003 -- previously filed as an exhibit to Post- Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust
                  (formerly, The GCG Trust) filed on August 1, 2003, File No.
                  33-23512, and incorporated herein by reference.

                  (A) Amended Schedule A to Administrative Services Sub-Contract between DSI, Inc. and ING Funds Services, LLC -- previously filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 29, 2005, File No. 33-23512, and incorporated herein by reference.

            (ii) Administrative and Shareholder Service Agreement dated September 27, 2000 by and between Directed Services, Inc. and Security Life of Denver Insurance Company -- To be filed with subsequent Post-Effective Amendment.

            (iii) Administrative and Shareholder Service Agreement dated
                  December 11, 2000 by and between Directed Services, Inc. and Southland Life Insurance Company -- previously filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 filed with the Securities and Exchange Commission on October 13, 2000, File No. 33-97852, and incorporated herein by reference.

            (iv) Amended and Restated Administration Agreement dated August 21, 2003 as amended and restated April 29, 2005, between ING Investors Trust and ING Funds Services, LLC -- previously filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 29, 2005, File No. 33-23512, and incorporated herein by reference.

                  (A) Amended Schedule A to the Amended and Restated Administration Agreement - To be filed with subsequent Post-Effective Amendment.

            (v) Administration Agreement dated May 3, 2004 between ING Investors Trust and ING Funds Services, LLC -- previously filed as an exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

                  (A) Amended Schedule A to the Administration Agreement - To be filed with subsequent Post-Effective Amendment.

(b) Fund Accounting Agreement with Bank of New York dated January 6, 2003 -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

(c)   (i)   Amended and Restated Shareholder Services Agreement for ING
            Investors Trust dated April 29, 2005 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration
            Statement on Form N-1A of the ING Investors Trust filed on April 11,
            2005, File No. 33-23512, and incorporated herein by reference.

      (ii) Amended Schedule A Schedule of Series with respect to the Amended and Restated Shareholder Service Agreement between ING Investors Trust and Directed Services, Inc. - To be filed with subsequent Post-Effective Amendment.

      (iii) Shareholder Services Agreement between ING Investors Trust and Directed Services, Inc. dated April 29, 2005 with respect to ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities and ING MFS Utilities Portfolios -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (iv) Third Party Brokerage Agreement dated March 1, 2002 between The Citation Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated and GCG Trust -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (v) Securities Lending Agreement and Guaranty with The Bank of New York and Schedule I dated August 7, 2003 -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

            (A) Letter to Bank of New York and Amended Exhibit A - To be filed with subsequent Post-Effective Amendment.

            (B) Global Securities Lending Supplement -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(d)   (i)   Organizational Agreement for Golden American Life Insurance
            Company -- previously filed as an exhibit to Post-Effective
            Amendment No. 40 to the Registration Statement on Form N-1A of the
            ING Investors Trust (formerly, The GCG Trust) filed on May 3, 1999,
            File No. 33-23512, and incorporated herein by reference.

      (ii) Assignment Agreement dated March 20, 1991 for Organizational Agreement (for Golden American Life Insurance) -- previously filed as an exhibit to Post-

Effective Amendment No. 40 to the Registration Statement on Form N-1A of the 33-23512, and incorporated herein by reference.

(A) Form of Addendum to Organizational Agreement (for Golden American Life Insurance Company) adding Market Manager Series and Value Equity Series -- previously filed as an exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 26, 1997, File No. 33-23512, and incorporated herein by reference.

(B) Addendum dated September 25, 1995 to the Organizational Agreement adding the Strategic Equity Series -- previously filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on May 3, 1999, File No. 33-23512, and incorporated herein by reference.

(C) Addendum dated December 29, 1995 to the Organizational Agreement adding the Small Cap Series -- previously filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on December 22, 1995, File No. 33-23512, and incorporated herein by reference.

(D) Form of Addendum to the Organizational Agreement adding Managed Global Series -- previously filed as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on June 14, 1996, File No. 33-23512, and incorporated herein by reference.

(E) Addendum dated August 19, 1997 to the Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series -- previously filed as an exhibit to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on September 2, 1997, File No. 33-23512, and incorporated herein by reference.

(F) Addendum dated February 16, 1999 to the Organizational Agreement adding International Equity Series and the Large Cap Value Series -- previously filed as an exhibit to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on February 29, 2000, File No. 33-23512, and incorporated herein by reference.

(G) Addendum dated June 15, 1999 to the Organizational Agreement adding Investors Series, All Cap Series and the Large Cap Growth Series -- previously filed as an exhibit to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on February 29, 2000, File No. 33-23512, and incorporated herein by reference.

            (H) Addendum dated May 18, 2000 to the Organizational Agreement adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series -- previously filed as an exhibit to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on July 14, 2000, File No. 33-23512, and incorporated herein by reference.

            (I) Addendum dated November 16, 2000 to the Organizational Agreement adding International Equity Series -- previously filed as an exhibit to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on December 1, 2000, File No. 33-23512, and incorporated herein by reference.

            (J) Addendum dated February 22, 2001 to the Organizational Agreement adding Internet Tollkeeper Series -- previously filed as an exhibit to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on April 27, 2001, File No. 33-23512, and incorporated herein by reference.

            (K) Addendum dated February 26, 2002 to the Organizational Agreement adding: Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE -- previously filed as an exhibit to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on April 24, 2002, File No. 33-23512, and incorporated herein by reference.

      (iii) Organizational Agreement for The Mutual Benefit Life Insurance Company -- previously filed as an exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 26, 1997, File No. 33-23512, and incorporated herein by reference.

            (A) Assignment Agreement for Organizational Agreement (for The Mutual Benefit Life Insurance Company) -- previously filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on May 3, 1999, File No. 33-23512, and incorporated herein by reference.

(e)   (i)   Settlement Agreement for Golden American Life Insurance Company --
            previously filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of the ING Investors Trust
            (formerly, The GCG Trust) filed on May 3, 1999, File No. 33-23512, and incorporated herein by reference.

      (ii) Assignment Agreement for Settlement Agreement -- previously filed as an exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 26, 1997, File No. 33-23512, and incorporated herein by reference.

      (iii) Settlement Agreement for The Mutual Benefit Life Insurance Company -- previously filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on May 3, 1999, File No. 33-23512, and incorporated herein by reference.

      (iv) Assignment Agreement for Settlement Agreement -- previously filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on May 3, 1999, File No. 33-23512, and incorporated herein by reference.

(f)   (i)   Indemnification Agreement dated March 20, 1991 between The Specialty
            Managers Trust and Directed Services, Inc.-- previously filed as an exhibit to Post-Effective Amendment No. 40 to the Registration
            Statement on Form N-1A of the ING Investors Trust (formerly, The GCG
            Trust) filed on May 3, 1999, File No. 33-23512, and incorporated herein by reference.

      (ii) Form of Indemnification Agreement dated October 25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

            (A) Form of Schedule A with respect to Indemnification Agreement -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(g)   (i)   Participation Agreement dated April 30, 2003 among ING Life
            Insurance and Annuity Company, The GCG Trust (renamed ING Investors
            Trust effective May 1, 2003) and Directed Services, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust
            (formerly, The GCG Trust) filed on August 1, 2003, File No.
            33-23512, and incorporated herein by reference.

      (ii) Participation Agreement dated April 30, 2003 among ReliaStar Life Insurance Company, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on August 1, 2003, File No. 33-23512, and incorporated herein by reference.

            (A) Form of First Amendment to Participation Agreement dated May 2004 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (iii) Participation Agreement dated April 30, 2003 among ReliaStar Life Insurance Company of New York, The GCG Trust (renamed ING Investors Trust effective

         May 1, 2003) and Directed Services, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on August 1, 2003, File No. 33-23512, and incorporated herein by reference.

         (A) Form of First Amendment to Participation Agreement dated May 2004 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(iv) Participation Agreement dated May 1, 2003 among Golden American Life Insurance Company, The GCG Trust and Directed Services, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

(v) Form of Participation Agreement among Equitable Life Insurance Company of Iowa, The GCG Trust (renamed ING Investors Trust effective May 1,
         2003) and Directed Services, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on April 30, 2003, File No. 33-23512, and incorporated herein by reference.

(vi) Form of Participation Agreement dated May 1, 2004 among Security Life of Denver, The GCG Trust (renamed ING Investors Trust effective May 1,
         2003), and Directed Services, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on April 30, 2003, File No. 33-23512, and incorporated herein by reference.

         (A) Amendment to Private Placement Participation Agreement dated June 27, 2003 -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

(vii) Form of Participation Agreement among Southland Life Insurance Company, The GCG Trust (renamed ING Investors Trust effective May 1, 2003), and Directed Services, Inc. -- previously filed as an exhibit to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on April 30, 2003, File No. 33-23512, and incorporated herein by reference.

(viii) Participation Agreement dated May 1, 2003 among United Life and Annuity Insurance Co., ING Investors Trust, and Directed Services, Inc -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

      (ix) Form of Fund Participation Agreement dated September 2, 2003 among Golden American Life Insurance Company, Reliastar Life Insurance Company of New York, ING Investors Trust, ING Investments, LLC, Directed Services Inc., American Funds Insurance Series, and Capital Research and Management Company -- previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) filed on November 5, 2003, File No. 33-23512, and incorporated herein by reference.

      (x) Participation Agreement among ING Investors Trust (formerly, The GCG Trust), Directed Services, Inc., and Security Equity Life Insurance Company -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

            (A) Assignment of and Amendment #1 to Participation Agreement Among ING Investors Trust, Directed Services, Inc., and Security Equity Life Insurance Company dated October 13, 1994 -- previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust filed on February 27, 2004, File No. 33-23512, and incorporated herein by reference.

      (xi) Form of Fund Participation Agreement dated September 2, 2003, as amended and restated April 2004 among ING USA Annuity and Life Insurance Company, Reliastar Life Insurance Company of New York, ING Investors Trust, ING Investments, LLC, American Funds Insurance Series, and Capital Research and Management Company -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (xii) Form of Participation Agreement Among ING Investors Trust and ING Insurance Company of America and Directed Services, Inc. dated January 2005 -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(h)   (i)   Agency Agreement dated November 30, 2000 between the Funds and DST
            Systems, Inc. regarding ING American Funds Growth, ING American
            Funds International and ING American Funds Growth-Income Portfolios
            (20)-- previously filed as an exhibit to Post-Effective Amendment
            No. 57 to the Registration Statement on Form N-1A of the ING
            Investors Trust (formerly, The GCG Trust) filed on November 5, 2003,
            File No. 33-23512, and incorporated herein by reference.

            (A) Amended and Restated Exhibit A to Agency Agreement - To be filed with subsequent Post-Effective Amendment.

(i)   (i)   Allocation Agreement dated May 24, 2002 - Fidelity Bond --
            previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on

            Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

            (A) Amended Schedule A with respect to the Allocation Agreement - Blanket Bond -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

      (ii) Allocation Agreement dated May 24, 2002 - Directors & Officers Liability -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

            (A) Amended Schedule A with respect to the Allocation Agreement - Directors and Officers Liability -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

      (iii) Proxy Agent Fee Allocation Agreement made August 21, 2003 -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

            (A) Amended Schedule A with respect to the Proxy Agent Fee Allocation Agreement -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

      (iv) FT Interactive Fee Allocation Agreement made August 21, 2003 -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

            (A) Amended Schedule A with respect to the FT Interactive Fee Allocation Agreement -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

            (B) Form of Amended Schedule C with respect to the FT Interactive Data Services Agreement -- previously filed as an exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

(j) Form of Investment Company Institute Fee Allocation Agreement -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-

      1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

(k) Form of Securities Class Action Services Fee Allocation Agreement -- previously filed as an exhibit to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 30, 2004, File No. 33-23512, and incorporated herein by reference.

(l)   (i)   Amended and Restated Expense Limitation Agreement dated February 1,
            2005 between ING Investments, LLC and ING Investors Trust -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

            (A) Amended Schedule A to the Amended and Restated Expense Limitation Agreement ING Investors Trust Operating Expense Limits regarding ING LifeStyle Aggressive Growth, ING LifeStyle Growth, ING LifeStyle Moderate Growth, ING LifeStyle Moderate, ING MarketPro, ING MarketStyle Growth, ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, and ING VP Index Plus International Equity Portfolios - To be filed with subsequent Post-Effective Amendment.

      (ii) Expense Limitation Agreement dated February 1, 2005 between Directed Services, Inc. and ING Investors Trust with respect to ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, and ING MFS Utilities Portfolios -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

      (iii) Expense Limitation Agreement dated January 1, 2005 between Directed Services, Inc. and ING Investors Trust with respect to ING Goldman Sachs Tollkeeper(SM) Portfolio -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

            (A) Amended Schedule A to Amended and Restated Expense Limitation Agreement -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

            (B) Expense Limitation Letter Agreement dated January 1, 2005 to the Expense Limitation Agreement dated January 1, 2005 with regard to ING Goldman Sachs Tollkeeper(SM) Portfolio -- previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust filed on April 11, 2005, File No. 33-23512, and incorporated herein by reference.

(14) Consent of independent registered public accounting firm - field as an Exhibit to the Registrant's Registration Statement on Form N-14 filed electronically on August 4, 2005 and incorporated herein by reference.

(15)  Not applicable.

(16) Powers of attorney - filed as an Exhibit to the Registrant's Registration Statement on Form N-14 filed electronically on August 4, 2005 and incorporated herein by reference.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post - Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Scottsdale and the State of Arizona on the 7th day of September, 2005.

                                 ING INVESTORS TRUST

                                 By: /s/ Huey P. Falgout, Jr.
                                 ----------------------------

                                 Huey P. Falgout, Jr.
                                 Secretary

             SIGNATURE                                   TITLE                           DATE
------------------------------------     -------------------------------------     -----------------
------------------------------------     President and Chief Executive Officer     September 7, 2005
James M. Hennessy*

------------------------------------     Senior Vice President, Chief/             September 7, 2005
Todd Modic*                              Principal Financial Officer and
                                         Assistant Secretary

------------------------------------     Chairman and Trustee                      September 7, 2005
Jock Patton*

------------------------------------     Trustee                                   September 7, 2005
John V. Boyer*

------------------------------------     Trustee                                   September 7, 2005
J. Michael Earley*

------------------------------------     Trustee                                   September 7, 2005
R. Barbara Gitenstein*

------------------------------------     Trustee                                   September 7, 2005
Patrick W. Kenny*

------------------------------------     Trustee                                   September 7, 2005
Walter H. May, Jr.*

------------------------------------     Trustee                                   September 7, 2005
John G. Turner*

------------------------------------     Trustee                                   September 7, 2005
David W.C. Putnam*

             SIGNATURE                                   TITLE                           DATE
------------------------------------     -------------------------------------     -----------------
------------------------------------     Trustee                                   September 7, 2005
Roger B. Vincent*

------------------------------------     Trustee                                   September 7, 2005
Richard A. Wedemeyer*

------------------------------------     Trustee                                   September 7, 2005
Thomas J. McInerney*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*By: /s/ Huey P. Falgout, Jr.
     ------------------------
     Huey P. Falgout, Jr.

     Attorney-in-Fact**

** Executed pursuant to powers of attorney filed as an Exhibit to the Registrant's Registration Statement on Form N-14 filed electronically on August 4, 2005 and incorporated herein by reference.